Exhibit 10.21r Restricted Stock Unit Award Agreement for Employees Under The Estée Lauder Companies Inc. Amended and Restated Fiscal 2002 Share Incentive Plan (as of November 8, 2024) (the “Plan”) This RESTRICTED STOCK UNIT AWARD AGREEMENT (“Agreement”) provides for the granting by The Estée Lauder Companies Inc., a Delaware corporation (the “Company”), to the participant, an employee of the Company or one of its subsidiaries (the “Participant”), of Stock Units under the Plan representing a notional account equal to a corresponding number of shares of the Company’s Class A Common Stock, par value $0.01 (the “Shares”), subject to the terms below (the “Restricted Stock Units”). The name of the “Participant,” the “Grant Date” (or “Award Date”), the “Number of Restricted Stock Units,” the “Vesting Schedule,” and the “Vesting Period” are stated in the “Notice of Grant” attached or posted electronically together with this Agreement and are incorporated by reference. The other terms of this award are stated in this Agreement and in the Plan. Terms not defined in this Agreement are defined in the Plan, as amended. The Plan is referred to as the “Grant Plan” in the electronic Notice of Grant. For purposes of this Agreement, to the extent the Participant is not employed by the Company, “Employer” means the subsidiary of the Company that employs the Participant. The “Company Group” means the Company and/or any of its subsidiaries and affiliates. 1. Award Grant. The Company hereby awards to the Participant an award of Restricted Stock Units in respect of the number of Shares set forth in the Notice of Grant. 2. Vesting. The Restricted Stock Units granted to the Participant will vest and become payable in accordance with the Vesting Schedule set forth in the Notice of Grant. This schedule indicates the vesting date upon which the Participant will be entitled to receive Shares. Except as otherwise provided in this Agreement, any Restricted Stock Units that are unvested when the Participant terminates employment with the Company Group will be forfeited. 3. Payment of Award. (a) Each Restricted Stock Unit represents the right to receive one (1) Share when the Restricted Stock Unit vests. (b) In addition, unless the Participant is also an executive officer of the Company or becomes an executive officer of the Company prior to the vesting in full of this Restricted Stock Unit award, each Restricted Stock Unit carries a Dividend Equivalent Right, payable in Shares, the amount of which is based on the number of Shares that could be purchased with the dividend amount. The Dividend Equivalent Rights shall be payable at the same time as payment of Restricted Stock Units in accordance with this Section 3 and Section 4. Notwithstanding anything to the contrary herein, if, prior to the vesting in full of this Restricted Stock Unit award, the Participant is or becomes an executive officer of the Company, then any Dividend Equivalent Rights earned after such date shall accrue and be payable in cash at the same time as payment of Restricted Stock Units in Shares in accordance with this Section 3 and Section 4. Dividend Equivalent Rights are deemed part of the related Restricted Stock Units under this Agreement.

(c) In the event of a Change in Control that constitutes a “change in control event” within the meaning of Section 409A of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), the Company may, in its sole discretion and in accordance with Treasury Regulation § 1.409A- 3(j)(4)(ix)(B), vest and settle the Restricted Stock Units and terminate this Agreement. In such event, settlement of the Restricted Stock Units shall be made within two (2) weeks following the Change in Control. In the event that Restricted Stock Units are not settled pursuant to the immediately preceding sentence, such Restricted Stock Units shall be assumed by an acquirer in which case, vesting will be subject to Sections 2 and 4. If the Shares cease to be outstanding immediately after the Change in Control (e.g., due to a merger with and into another entity), then the consideration to be received per Share will equal the consideration paid to each shareholder per Share generally upon the Change in Control. (d) Any dividends or other distributions on Shares received after vesting of the Restricted Stock Units, after applicable withholdings, that are held in an account for the Participant at the agent engaged by the Company for the purposes of holding the Shares for the Participant upon Vesting (the “Stock Plan Service Provider,” more fully defined below), will be automatically reinvested by default, in accordance with the Stock Plan Service Provider’s applicable procedures, in additional whole and/or fractional Shares. If the Participant does not wish to have dividends or other distributions reinvested or if the Participant would like to change a current election, the Participant must notify the Stock Plan Service Provider prior to the record date for such dividend or distribution (or such earlier date as may be required by the Stock Plan Service Provider). 4. Termination of Employment. If the Participant’s employment terminates during the Vesting Period, all unvested Restricted Stock Units will be forfeited except as follows, subject to Section 3: (a) Death. If the Participant dies, any unvested Restricted Stock Units will vest on the date of death. Payment of the vested Restricted Stock Units will occur on the seventy-fifth (75th) day following the Participant’s death and in accordance with any applicable laws or Company procedures regarding the payments. (b) Retirement. Subject to the six (6) month limitation set forth herein, if the Participant terminates employment and is at least age fifty-five (55) and has completed at least ten (10) of service or is at least age sixty-five (65) and has completed at least five (5) years of service (“Retirement Eligible”) and is not otherwise terminated for Cause under Section 4(f) below, the unvested Restricted Stock Units will continue to vest and be paid in accordance with the Vesting Schedule. Vesting and payment in respect of any unvested Restricted Stock Unit after retirement will be subject to satisfaction of the conditions precedent that the Participant fully complies with the provisions of Section 4(i) below. Notwithstanding anything to the contrary contained in this Section 4(b), if the Participant terminates employment by reason of retirement within six (6) months of the Grant Date, the Restricted Stock Units shall not vest and shall become null and void on the last day of active employment (last day worked). (c) Disability. If the Participant becomes totally and permanently disabled (as determined under the Company’s long-term disability program, or an affiliate or successor plan or program of similar purpose (“permanently disabled”)), the unvested Restricted Stock Units will continue to vest and be paid in accordance with the Vesting Schedule.

(d) Termination of Employment Without Cause. Subject to the six (6) month limitation set forth herein, if the Participant’s employment is terminated by the Company Group without Cause (as defined in Section 4(f) below), unless Retirement Eligible, which is subject to Section 4(b) above, and subject to the Participant’s execution of a binding and effective waiver and release agreement in favor of the Company Group, if applicable and as permitted by applicable law, any unvested Restricted Stock Units will vest on a pro rata basis through the Participant’s last day paid. Vesting and payment of the prorated Restricted Stock Units will be subject to satisfaction of the conditions precedent that the Participant fully complies with the provisions of Section 4(i) below. All remaining unvested Restricted Stock Units will be forfeited. Notwithstanding anything to the contrary contained in this Section 4(d), if the Participant’s employment is terminated without Cause within six (6) months of the Grant Date, the Restricted Stock Units shall not vest and shall become null and void on the last day of active employment (last day worked). (e) Resignation. If the Participant terminates employment (e.g., by voluntarily resigning) other than by retirement or disability as set forth in, and subject to, Sections 4(b) and 4(c) above, respectively, all unvested Restricted Stock Units as of the effective date of resignation will be forfeited. (f) Termination of Employment with Cause. If the Participant is terminated for Cause, irrespective of being Retirement Eligible, all unvested Restricted Stock Units as of the effective date of the termination will be forfeited. For this purpose, “Cause” means any breach by the Participant of any of the Participant’s material obligations under any Company policy or procedure, including, without limitation, the Code of Conduct. Notwithstanding the foregoing, in the case of a Participant who has an employment agreement that includes a definition of “Cause,” “Cause” for purposes of this Section 4(f) shall have the same meaning as defined in such employment agreement in effect between the Participant and the Company or its U.S. subsidiary, including an employment agreement entered into after the Grant Date. (g) Termination on or after a Change in Control. If, on or after a Change in Control, the Participant terminates for Good Reason (as defined below), dies, becomes disabled, formally retires, or is terminated at the instance of the Company Group without Cause, in each case as described in this Section 4, the unvested Restricted Stock Units will immediately vest in full and, solely if such Change in Control constitutes a “change in control event” within the meaning of Section 409A of the Code and such termination occurs within two (2) years of such “change in control event,” will be immediately paid. Otherwise, such Restricted Stock Units will immediately vest, but will only be paid at such times as they would otherwise be paid in accordance with this Agreement. For this purpose, “Good Reason” means the occurrence of any of the following, without the express written consent of the Participant: (i) the assignment to the Participant of any duties inconsistent with any material adverse respect with the Participant’s position, authority or responsibilities immediately prior to the Change in Control, or any other material adverse change in such position, including title, authority or responsibilities; (ii) any failure by the Company to pay any amounts for compensation or benefits owed to the Participant or a material reduction of the overall amounts of compensation and benefits in effect prior to the Change in Control, other than an insubstantial or inadvertent failure remedied by the Company promptly after receipt of notice thereof given by the Participant; (iii) the Company’s requiring the Participant to be based at an office or location more than fifty (50) miles (eighty (80) kilometers) from that location at which the Participant performed the Participant’s services for the Company Group immediately prior to the Change in Control, except for travel reasonably required in the performance of the Participant’s responsibilities; or (iv) any failure by the Company to obtain the assumption and agreement to perform this Agreement by a successor, unless such assumption occurs by operation of law. (h) Age Discrimination Rules. If the Participant is a non-U.S. national and employed outside of the United States, the grant of the Restricted Stock Units and the terms and conditions governing the Restricted Stock Units are intended to comply with the age discrimination laws, rules and regulations of the Participant’s country of employment (and country of residence, if different) (the “Age Discrimination Rules”). To the extent that a court or tribunal of competent jurisdiction determines that any provision of this Agreement is invalid or unenforceable, in whole or in part, under the Age Discrimination Rules, the Company, in its sole discretion, shall have the power and authority to revise or strike such provision to the minimum extent necessary to make it valid and enforceable to the full extent permitted under local law. (i) Compliance with Personal Covenants; Forfeiture and Clawback, Upon Violation of Personal Covenants. As a condition to the grant of the Restricted Stock Units, the Participant expressly acknowledges Shares acquired pursuant to such Restricted Stock Units and/or any amount received with respect to any sale of such Shares are subject to the Participant’s current and ongoing compliance with any personal covenants to which the Participant is a party with the Company Group, including (but not limited to) the Restrictive Covenants set forth in Exhibit A and any other non-disclosure, non-competition, non-solicitation, non-interference, non- disparagement or other similar restrictions (collectively, the “Personal Covenants”). To the extent the Participant violates any Personal Covenant, the Participant expressly acknowledges and agrees to the immediate forfeiture of any outstanding Restricted Stock Units, the clawback of any Shares or other amounts that Participant may have previously acquired pursuant to such Restricted Stock Units. For purposes of the foregoing, the Participant expressly and explicitly authorizes the Company to issue instructions, on the Participant’s behalf, to the Stock Plan Service Provider and any other brokerage firm and/or third party administrator engaged by the Company to hold the Participant’s Shares and other amounts acquired under the Plan to re-convey, transfer or otherwise return such Shares and/or other amounts to the Company in the enforcement of the Personal Covenants.

5. No Rights of Stock Ownership. This grant of Restricted Stock Units does not entitle the Participant to any interest in or to any voting or other rights normally attributable to Share ownership other than the Dividend Equivalent Rights earned under Section 3 above. 6. Withholding Taxes. Regardless of any action the Company or the Employer takes with respect to any or all income tax, social security (or social insurance), payroll tax, fringe benefits tax, payment on account or other tax-related items related to the Participant’s participation in the Plan and this Agreement and legally applicable to the Participant (“Tax-Related Items”), the Participant acknowledges that the ultimate liability for all Tax-Related Items legally due by the Participant is and remains the Participant’s responsibility and may exceed the amount actually withheld by the Company or the Employer. Furthermore, the Participant acknowledges that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Restricted Stock Units, including, but not limited to, the grant, vesting or settlement of the Restricted Stock Units, the subsequent sale of Shares acquired under the Plan and the receipt of any dividends and/or any Dividend Equivalent Rights, and (ii) do not commit to and are under no obligation to structure the terms of the grant of the Restricted Stock Units or any aspect of the Participant’s participation in the Plan to reduce or eliminate the Participant’s liability for Tax-Related Items or achieve any particular tax result. If the Participant is or becomes subject to Tax-Related Items in more than one jurisdiction, the Participant acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction. Prior to any relevant taxable event, or tax withholding event, as applicable, the Participant agrees to pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all withholding obligations of the Company and/or the Employer. In this regard, the Participant authorizes the Company and/or the Employer, or the Participant’s respective agents, at the Company’s discretion, to satisfy any applicable withholding obligations with regard to all Tax-Related Items by one or a combination of the following: (i) withholding from his or her wages or other cash compensation paid by the Company and/or the Employer; (ii) withholding from proceeds of the sale of the Shares acquired upon settlement of the Restricted Stock Units either through a voluntary sale or through a mandatory sale arranged by the Company (on the Participant’s behalf pursuant to this authorization); and/or (iii) withholding in whole Shares to be issued upon settlement of the Restricted Stock Units, provided that the Company only withholds the amount of whole Shares necessary to satisfy the statutory withholding requirements, not to exceed the maximum withholding tax rate in the Participant’s applicable jurisdiction. If the Company satisfies the withholding obligation for the Tax-Related Item by withholding a number of Shares as described herein, the Participant will be deemed to have been issued the full number of Shares due to Participant at vesting, notwithstanding that a number of Shares is held back solely for purpose of paying the Tax-Related Items. Finally, the Participant further agrees to pay to the Company or the Employer any amount of Tax- Related Items that the Company or the Employer may be required to withhold or account for as a result of the Participant’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the Shares or the proceeds of the sale of Shares, if the Participant fails to comply with the Participant’s obligations in connection with the Tax-Related Items. 7. Nonassignability. This award of the Restricted Stock Units may not be assigned, pledged, or transferred, except, if the Participant dies, to a designated beneficiary or by will or by the laws of descent and distribution. The foregoing restrictions do not apply to transfers under a court order, including, but not limited to, any domestic relations order.

8. Effect Upon Employment. The Participant’s right to continue to serve the Company Group as an officer, employee, or otherwise, is not enlarged or otherwise affected by an award under this Agreement. Nothing in this Agreement or the Plan gives the Participant any right to continue in the employ of the Company Group or interfere in any way with any right the Company Group may have to terminate the Participant’s employment at any time. Payment of Shares is not secured by a trust, insurance contract or other funding medium, and the Participant does not have any interest in any fund or specific asset of the Company by reason of this award or the account established on the Participant’s behalf. A Restricted Stock Unit confers no rights as a shareholder of the Company until Shares are actually delivered to the Participant. 9. Electronic Notice, Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to Restricted Stock Units awarded under the Plan or future Restricted Stock Units that may be awarded under the Plan by email or other electronic means. The Participant hereby consents to receive such documents by email or other electronic delivery and agrees to access information concerning the Plan through an on-line or electronic system established and maintained by the Company or by another third party designated by the Company. 10. Data Privacy. The Company is located at 767 Fifth Avenue, New York, New York 10153, United States of America and grants Restricted Stock Units under the Plan to employees of the Company Group its sole discretion. In conjunction with the Company’s grant of the Restricted Stock Units under the Plan and its ongoing administration of such awards, the Company is providing the following information about its data collection, processing and transfer practices (“Personal Data Activities”). In accepting the grant of the Restricted Stock Units, the Participant expressly and explicitly consents to the Personal Data Activities as described herein. (a) Data Collection, Processing and Usage. The Company collects, processes and uses the Participant’s personal data, including the Participant’s name, home address, email address, and telephone number, date of birth, social insurance/passport number or other identification number (e.g. resident registration number), salary, citizenship, job title, any Shares or directorships held in the Company, and details of all Restricted Stock Units or any other equity compensation awards granted, canceled, exercised, vested, or outstanding in the Participant’s favor, which the Company receives from the Participant or the Employer (“Personal Information”). In granting the Restricted Stock Units under the Plan, the Company will collect the Participant’s Personal Information for purposes of allocating Shares and implementing, administering and managing the Plan. The Company’s legal basis for the collection, processing and usage of the Participant’s Personal Information is the Participant’s consent. (b) Stock Plan Service Provider. The Company transfers the Participant’s Personal Information to E*TRADE Financial Corporate Services, Inc. and E*TRADE Securities LLC, an independent service provider based in the United States which assists the Company with the implementation, administration and management of the Plan (the “Stock Plan Service Provider”). In the future, the Company may select a different Stock Plan Service Provider and share the Participant’s Personal Information with another company that serves in a similar manner. The Stock Plan Service Provider will open an account for the Participant to receive and trade Shares acquired under the Plan. The Participant will be asked to agree on separate terms and data processing practices with the Stock Plan Service Provider, which is a condition to the Participant’s ability to participate in the Plan. (c) International Data Transfers. The Company and the Stock Plan Service Provider are based in the United States. The Participant should note that the Participant’s country of residence may have enacted data privacy laws that are different from the United States. The Company’s legal basis for the transfer of the Participant’s Personal Information to the United States is the Participant’s separate consent as provided herein. (d) Data Retention. The Company will use the Participant’s Personal Information only as long as is necessary to implement, administer and manage the Participant’s participation in the Plan or as required to comply with legal or regulatory obligations, including under tax and securities laws. When the Company no longer needs the Participant’s Personal Information, the Company will remove it from its systems. If the Company keeps the Participant’s Personal Information longer, it would be to satisfy legal or regulatory obligations and the Company’s legal basis would be for compliance with relevant laws or regulations. (e) Voluntariness and Consequences of Consent Denial or Withdrawal. The Participant’s participation in the Plan and the Participant’s grant of consent is purely voluntary. The Participant may deny or withdraw the Participant’s consent at any time. If the Participant does not consent, or if the Participant later withdraws the Participant’s consent, the Participant may be unable to participate in the Plan. This would not affect the Participant’s existing employment or salary; instead, the Participant merely may forfeit the opportunities associated with the Plan. (f) Data Subject Rights. The Participant may have a number of rights under data privacy laws in the Participant’s country of employment (and country of residence, if different). For example, the Participant’s rights may include the right to (i) request access or copies of Personal Information the Company processes pursuant to the Agreement, (ii) request rectification of incorrect Personal Information, (iii) request deletion of Personal Information, (iv) request restrictions on or object to the processing of Personal Information, (v) withdraw the Participant’s consent, and/or (vi) lodge complaints with competent authorities in the Participant’s country of employment (and country of residence, if different. To receive clarification regarding the Participant’s rights or to exercise the Participant’s privacy rights, the Participant should refer to their local ELC HR Privacy Policy, located on MYELC. 11. Nature of Award; Participant Acknowledgements. The Participant agrees to be bound by the terms of this Agreement and acknowledges, understands and agrees that: (a) The Plan is established voluntarily by the Company, it is discretionary in nature, and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan and this Agreement; (b) The Plan is operated and the Restricted Stock Units are granted solely by the Company and only the Company is a party to this Agreement; accordingly, any rights the Participant may have under this Agreement may be raised only against the Company but not any subsidiary of the Company (including, but not limited to, the Employer); (c) The award of the Restricted Stock Units is exceptional, voluntary and occasional, and does not create any contractual or other right to receive future awards, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been awarded in the past; (d) All decisions with respect to future Restricted Stock Units or other awards, if any, will be at the sole discretion of the Company;

(e) The Participant’s participation in the Plan is voluntary; (f) The Restricted Stock Units and any Shares acquired under the Plan, and the income and value of the same, are not intended to replace any pension rights or compensation; (g) The Participant’s participation in the Plan shall not create a right to further employment with the Employer and shall not interfere with the ability of the Company or the Employer to terminate the Participant’s employment at any time; (h) The Restricted Stock Units are an extraordinary item that does not constitute compensation of any kind for services of any kind rendered to the Company Group, and which is outside the scope of the Participant’s employment or service contract, if any; (i) The Restricted Stock Units and any Shares acquired under the Plan, and the income and value of the same, are not part of the Participant’s normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, dismissal end of service payments, bonuses, holiday pay, long- service awards, pension or retirement or welfare benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Employer or the Company Group; (j) In the event the Participant is not an employee of the Company, the Restricted Stock Units and the Participant’s participation in the Plan will not be interpreted to form an employment or service contract or relationship with the Company Group; (k) The future value of the underlying Shares is unknown, indeterminable and cannot be predicted with certainty; (l) In consideration of the award of the Restricted Stock Units, no claim or entitlement to compensation or damages shall arise from forfeiture of the Restricted Stock Units or diminution in value of the Restricted Stock Units, or Shares acquired upon vesting of the Restricted Stock Units, resulting from termination of the Participant’s employment (for any reason whatsoever and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Participant is employed, or the terms of the Participant’s employment), and in consideration of the award, the Participant irrevocably releases the Employer and the Company Group from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by acknowledging and agreeing to or signing the Notice of Grant, the Participant shall be deemed irrevocably to have waived the Participant’s right to pursue or seek remedy for any such claim or entitlement against the Employer or the Company Group; (m) For purposes of the award of the Restricted Stock Units, the Participant’s employment or service relationship will be considered terminated as of the date the Participant is no longer actively providing services to the Employer or the Company Group as determined by the Company in its sole discretion (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Participant is employed or the terms of the Participant’s employment agreement, if any);

(n) The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding the Participant’s participation in the Plan or the Participant’s acquisition or sale of the underlying Shares; and (o) The Participant is hereby advised to consult with Participant’s own personal tax, legal and financial advisors regarding the Participant’s participation in the Plan before taking any action related to the Plan. 12. Failure to Enforce Not a Waiver. The Company’s failure to enforce at any time any provision of this Agreement does not constitute a waiver of that provision or of any other provision of this Agreement. 13. Governing Law. The Agreement is governed by and is to be construed according to the laws of the State of New York, that apply to agreements made and performed in that state, without regard to its choice of law provisions. For purposes of litigating any dispute that arises under the Restricted Stock Units or this Agreement, the parties hereby submit to and consent to the jurisdiction of the State of New York, and agree that such litigation will be conducted in the courts of New York County, New York, or the federal courts for the United States for the Southern District of New York, and no other courts, where the Restricted Stock Units are made and/or to be performed. 14. Partial Invalidity. The invalidity or illegality of any provision of the Agreement will be deemed not to affect the validity of any other provision. Furthermore, it is the parties’ intent that any order striking any portion of this Agreement and/or the Plan should modify the stricken terms as narrowly as possible to give as much effect as possible to the intentions of the parties hereunder. 15. Entire Agreement. This Agreement, Notice of Grant, the Country Addendum (as defined below) and the Plan constitute the entire agreement between the Participant and the Company regarding the award and supersede all prior and contemporaneous agreements and understandings, oral or written, between the parties regarding the award. Except as expressly set forth herein, this Agreement (and any provision of this Agreement) may not be modified, changed, clarified, or interpreted by the parties, except in a writing specifying the modification, change, clarification, or interpretation, and signed by a duly authorized Company officer. 16. Section 409A Compliance. This Agreement is intended to comply with Section 409A of the Code, and any regulations, rulings, or guidance provided thereunder. Each payment under this Agreement shall be treated as a separate payment for purposes of Section 409A of the Code. In no event may the Participant, directly or indirectly, designate the calendar year of any payment to be made under this Agreement. The Company reserves the unilateral right to amend this Agreement upon written notice to the Participant to prevent taxation under Section 409A of the Code. 17. Recoupment. Notwithstanding any other provision of this Agreement to the contrary, the Participant acknowledges and agrees that the Restricted Stock Units, any Shares acquired pursuant thereto and/or any amount received with respect to any sale of such Shares are subject to potential cancellation, recoupment, rescission, payback or other action in accordance with the terms of the Company’s recoupment policy as in effect on the Grant Date and as such policy may be amended from time to time in order to comply with changes in laws, rules or regulations that are applicable to the Restricted Stock Units and Shares. The Participant agrees and consents to the Company’s application, implementation and enforcement of (a) the recoupment policy, and (b) any provision of applicable law relating to cancellation, recoupment, rescission or payback of compensation and expressly agrees that the Company may take such actions as are necessary to effectuate the recoupment policy (as applicable to the Participant) or applicable law without further consent or action being required by the Participant. For purposes of the foregoing, the Participant expressly and explicitly authorizes the Company to issue instructions, on the Participant’s behalf, to the Stock Plan Service Provider and any other brokerage firm and/or third party administrator engaged by the Company to hold the Participant’s Shares and other amounts acquired under the Plan to re-convey, transfer or otherwise return such Shares and/or other amounts to the Company upon the enforcement of the provisions contained in this Section 17. To the extent that the terms of this Agreement and the recoupment policy conflict, the terms of the recoupment policy shall prevail. 18. Insider Trading/Market Abuse Laws. By accepting the Restricted Stock Units, the Participant acknowledges that the Participant is bound by all the terms and conditions of any Company insider trading policy as may be in effect from time to time. The Participant further acknowledges that, depending on the Participant’s country of residence (and country of employment, if different), the Participant may be or may become subject to insider trading restrictions and/or market abuse laws, which may affect the Participant’s ability to accept, acquire, sell or otherwise dispose of Shares, rights to Shares (e.g., Restricted Stock Units) or rights linked to the value of Shares under the Plan during such times as the Participant is considered to have “inside information” regarding the Company (as defined by the laws in the applicable jurisdictions).The Participant acknowledges that it is the Participant’s personal responsibility to comply with any applicable restrictions, and the Participant should consult with the Participant’s personal advisor on this matter. 19. Private Placement. The grant of the Restricted Stock Units is not intended to be a public offering of securities in the Participant’s country of employment (and country of residence, if different). The Company has not submitted any registration statement, prospectus or other filings with the local securities authorities (unless otherwise required under law), and this grant of Restricted Stock Units is not subject to the supervision of the local authorities. 20. Exchange Control, Tax and/or Foreign Asset/Account Reporting. The Participant acknowledges that there may be exchange control, tax, foreign asset and/or account reporting requirements that may affect the Participant’s ability to acquire or hold Shares acquired under the Plan or cash received from participating in the Plan (including from any Dividend Equivalents Rights paid with respect to the Restricted Stock Units or dividends paid on Shares acquired under the Plan) in a brokerage/bank account or legal entity outside the Participant’s country of employment (and country of residence, if different). The Participant may be required to report such accounts, assets, the balances therein, the value thereof and/or the transactions related thereto to the tax or other authorities in the Participant’s country of employment (and country of residence, if different). The Participant also may be required to repatriate sale proceeds or other funds received as a result of the Participant’s participation in the Plan to the Participant’s country of employment (and country of residence, if different) through a designated bank or broker within a certain time after receipt. The Participant acknowledges that it is the Participant’s responsibility to be compliant with such regulations, and the Participant should consult the Participant’s personal legal advisor for any details. 21. Language. If the Participant has received this Agreement or any other document related to the Plan translated into a language other than English and if the translated version is different than the English version, the English version will control, unless otherwise prescribed by local law. 22. Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Participant’s participation in the Plan, on the Restricted Stock Units and on any Shares acquired under the Plan, to the extent the Company determines, in its sole discretion, it is necessary or advisable for legal or administrative reasons, and to require the Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

23. Hedging Policy and Pledging Policy. The Participant is subject to the Company’s Hedging Policy and Pledging Policy that, among other things, each prohibit hedging (e.g., purchasing financial instruments designed to hedge or offset any decrease in the market value of the Company’s securities) or pledging (e.g., using Company securities as collateral for indebtedness) outstanding equity grants during or after termination of employment. This means the Participant may not hedge or pledge the equity award represented by this Agreement or any outstanding equity awards represented by previous agreements. 24. Country Addendum. The award of Restricted Stock Units shall be subject to any terms and conditions for the Participant’s country of employment (and country of residence, if different) set forth in an addendum attached hereto as Exhibit B (the “Country Addendum”). Moreover, if the Participant transfers residence and/or employment to another country reflected in the Country Addendum, the terms and conditions for such country will apply to the Participant to the extent the Company determines, in its sole discretion, that the application of such terms and conditions is necessary or advisable in order to comply with local law, rules and regulations or to facilitate the operation and administration of the Restricted Stock Unit and the Plan (or the Company may establish alternative terms and conditions as may be necessary or advisable to accommodate the Participant’s transfer). 25. Legal and Tax Compliance; Cooperation. If the Participant resides or is employed outside of the United States, the Participant agrees, as a condition of the grant of the Restricted Stock Units, to take any and all actions as may be required to comply with the Participant’s personal legal, regulatory and tax obligations under local laws, rules and regulations in the Participant’s country of employment (and country of residence, if different), including (but not limited to) any obligations to repatriate all payments attributable to the Shares and/or cash acquired under the Plan (e.g., dividends and any proceeds derived from the sale of Shares acquired pursuant to the Restricted Stock Units). In addition, the Participant also agrees to take any and all actions, and consent to any and all actions taken by the Company Group, as may be required to allow the Company Group to comply with local laws, rules and regulations in the Participant’s country of employment (and country of residence, if different). Finally, the Participant agrees to take any and all actions as may be required to comply with the Participant’s personal legal and tax obligations under local laws, rules and regulations in the Participant ‘s country of residence (and country of employment, if different). 26. Deemed Acceptance and Acknowledgement. The Participant shall be deemed to have accepted the award of Restrictive Stock Units unless the Participant objects to the award by notifying the Company at ELCEquity@estee.com no later than fifteen (15) days from the Grant Date. By accepting the grant of Performance Share Units, the Participant affirmatively and expressly acknowledges that: (a) the Company has provided the Participant with a copy of the Plan and the U.S. prospectus for the Plan; (b) the Participant has reviewed the Plan and the U.S. prospectus for the Plan and is familiar with the terms and provisions contained therein; and (c) the Participant has carefully read this Agreement and the Country Addendum, and specifically accepts and agrees to the terms and conditions governing the Restricted Stock Units as reflected herein. The Participant also affirmatively and expressly acknowledges that the Company, in its sole discretion, may amend the terms and conditions reflected in this Agreement and the Country Addendum without the Participant’s consent, either prospectively or retroactively: (a) to comply with applicable laws, rules and regulations; or (b) to the extent that such amendment does not materially impair the Participant’s rights under this award of Restricted Stock Units, and the Participant expressly agrees to be bound by such amendment regardless of whether notice is given to the Participant of such change.

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer as of the Grant Date set forth in the Notice of Grant. The Estée Lauder Companies Inc. By: Executive Vice President, Chief People Officer

Exhibit A Restrictive Covenants (a) Legitimate Business Interests. By accepting the grant of the Restricted Stock Units, the Participant understands and acknowledges that the nature of the Participant’s position gives the Participant access to and knowledge of Protected Information and relationships with clients and business partners, and places the Participant in a position of trust and confidence with the Company Group; (i) the Participant will obtain knowledge and skills relevant to the Company's industry, methods of doing business, and marketing strategies by virtue of the Participant’s employment; (ii) the intellectual skill set and services the Participant provides to the Company Group are unique, special, or extraordinary; (iii) the Company Group’s ability to reserve these for the exclusive knowledge and use of the Company Group is of great competitive importance and commercial value to the Company, and that improper use or disclosure by the Participant is likely to result in unfair or unlawful competitive activity; (iv) the Company Group’s Protected Information and client and business partner relationships are invaluable to the Company Group, and the protection and maintenance of such Protected Information and client relationships constitute legitimate business interests of the Company; (v) the Company has expended and continues to expend significant time and expense in recruiting and training its employees and that the loss of employees would cause significant and irreparable harm to the Company Group. (vi) it would cause severe and irreparable harm to the Company if the Participant were to improperly utilize or disclose any Protected Information or client or business partner relationships, or if the Company were to otherwise lose its customer or business partner relationships or goodwill; (vii) the restrictions set forth herein, including the definition of a competitive activity, as well as the time, geographic, customer and employee-based restrictions, are reasonable and necessary to protect the trade secrets, other Protected Information, goodwill, client and business partner relationships and other legitimate business interests of the Company in light of the relationship between the Participant and the Company Group, and such restrictions do not impose undue hardship or burdens on the Participant; and (viii) the Participant has entered into the restrictions contained in this Exhibit A in exchange for good and valuable consideration, including, but not limited to, the Participant’s employment with the Company Group, the training, experience and expertise provided to the Participant by the Company Group, and the grant of the Restricted Stock Units. (b) Non-Competition. During the Restricted Period, the Participant shall not, directly or indirectly, unless approved by the Company in advance in writing, in any capacity, alone or in association or in connection with or on behalf of any Person (including through any existing or future affiliate): (1) engage in any Competitive Activity in the Restricted Area; (2) invest in, finance, own, manage, operate, control, enable (whether by license, sublicense, assignment or otherwise) or otherwise engage or participate in, or be connected as a securityholder, director, officer, employee, partner, member, lender, guarantor or advisor of, or consultant or contractor to, any Person that, directly or indirectly, engages in the Business; or (3) market, distribute or sell any products or services through intermediaries or otherwise in the Restricted Area that are Competitive with the Business’ products or services or any products or services marketed, sold or distributed, or planned to be marketed, sold or distributed, by the Company Group. Notwithstanding anything to the contrary set forth herein, the Participant may own (solely as a passive investor) securities of a publicly-held Person that may be engaged in the Business, but only to the extent the Participant (or other interest holder) do not own, directly or indirectly, of record or beneficially, more than an aggregate of 3% of the outstanding securities of any such Person engaged in the Business that represent (either directly or upon conversion or exchange of any other securities) equity ownership thereof. (c) Non-Solicitation of Employees. During the Restricted Period, the Participant shall not, either on the Participant’s own account or for any Person (including through any existing or future affiliate), directly or indirectly, (i) solicit for employment or engagement, or hire any employee or any independent contractor or consultant who provided services to the Company Group at any time during the then immediately preceding two (2) year period but ending on the last day of the Participant’s employment with the Company Group, or (ii) induce or attempt to induce any such employee or independent contractor or consultant to terminate or breach their employment agreement or engagement agreement with the Company Group. (d) Non-Solicitation of Clients and Business Partners. During the Restricted Period, the Participant shall not, either on the Participant’s own account or for any Person (including, without limitation, through any existing or future affiliate), directly or indirectly, (i) solicit or attempt to solicit any Client or Business Partner or Prospective Client or Business Partner, or (ii) induce or encourage any Client or Business Partner to cease doing business, in whole or in part, with or otherwise adversely modify their or its business relationship with the Company Group, (e) Non-Interference with Vendors and Suppliers. During the Restricted Period, the Participant shall not, either on the Participant’s own account or for any Person (including, without limitation, through any existing or future affiliate), directly or indirectly, interfere with the Company Group’s relationships with its vendors or suppliers in any way that would impair the Company Group’s relationship with such vendors or suppliers, including by reducing, diminishing, or otherwise restricting the flow of supplies, services or goods from the vendors or suppliers to the Company Group. (f) No Disparaging or Defamatory Statements. During the Restricted Period, the Participant shall not make, publish, or otherwise transmit any disparaging or defamatory statements about the Company Group or any employee, director, or manager thereof, whether written or oral. Unless authorized by the Company in advance in writing, during the Restricted Period, the Participant shall not give interviews or provide comment, information, or opinions, positive or negative, to any publicly available media resource, regardless of the format and intent of that media. Nothing in the section shall prohibit or restrict the Participant from (i) voluntarily communicating with an attorney retained by the Participant, (ii) voluntarily communicating with any law enforcement, government agency, including the U.S. Securities and Exchange Commission or public body regarding possible violations of law, in each case without advance notice to the Company, (iii) discussing or disclosing information about unlawful acts in the workplace, such as harassment or discrimination or (iv) engaging in any other legally protected conduct. (g) No Adverse Conduct. During the Restricted Period, the Participant shall not engage in any conduct that adversely affects the business of the Company Group. (h) Definitions. For purposes of this Exhibit A, (i) “Business” shall mean principally engaged in the business of manufacturing, marketing and/or selling skin care, makeup, fragrance, home, bath and body, and hair care products and related services. (ii) “Client or Business Partner” shall mean any client or business partner of the Company

Group, and in each case with whom the Participant had material or substantial contact or about which the Participant had access to Protected Information in the then immediately preceding two (2) year period but ending on the last day of the Participant’s employment with the Company. (iii) “Company” shall mean The Estée Lauder Companies Inc., a Delaware corporation. (iv) “Company Group” shall mean the Company and/or any of its subsidiaries and affiliates. (v) “Competitive Activity” shall mean (1) becoming, or taking actions to become, an employee, advisor, officer, director, consultant, contractor, partner, principal, manager, or executive of any Person which is engaged or preparing to engage, directly or indirectly, in competition with the Business and/or any business of the Company Group as conducted or any business proposed to be conducted in the then immediately preceding two (2) year period but ending on the last day of the Participant’s employment with the Company Group. (vi) “Covenants” shall mean all covenants contained in this Exhibit A. (vii) “Person” means any individual, corporation, limited or general partnership, limited liability company, limited liability partnership, trust, association, joint venture, governmental entity, or other legal entity. (viii) “Prospective Client or Business Partner” shall mean any Person to which the Company Group provided, or from which the Company Group received, a proposal, bid, written inquiry or similar (not including general advertising or promotional materials and mass mailings) for the Company Group to provide services or products or to have a business relationship with, and in each case with whom the Participant had material or substantial contact or about which the Participant had access to Protected Information in the then immediately preceding two (2) year period but ending on the last day of the Participant’s employment with the Company Group. (ix) “Protected Information” shall mean trade secrets, confidential or proprietary information and all other knowledge, know-how, information, documents or materials owned, developed or possessed by the Company Group, whether in tangible or intangible form, pertaining to the Business or any other business or proposed business of the Company Group, including, but not limited to, research and development, operations, systems, data bases, computer programs and software, designs, models, operating procedures, knowledge of the organization, products (including prices, costs, sales or content), processes, formulas, techniques, machinery, contracts, financial information or measures, business methods, business plans, details of consultant contracts, new personnel hiring plans, business acquisition or divestiture plans, customer lists, business relationships and other information owned, developed or possessed by the Company Group; provided that Protected Information shall not include information that becomes generally known to the public or the trade without violation of the Agreement. (x) “Restricted Area” shall mean anywhere in the world where the Participant worked or had material oversight for the Company Group during the then immediately preceding two (2) year period but ending on the last day of the Participant’s employment with the Company Group. (xi) “Restricted Period” shall mean the period commencing on the Grant Date and concluding on the later of (i) the last date on which the Participant’s becomes vested in a Restricted Stock Unit pursuant to the terms of the Agreement or (ii) the second (2nd) anniversary of the date on which the Participant’s employment with the Company Group ceases for any reason. To the extent any Covenants are determined by a competent court or tribunal to be unlawful under applicable law, the Restricted Period for the specific restriction shall be modified to comply with applicable law. (i) Separate Covenants. This Exhibit A shall be deemed to consist of a series of separate covenants, one for each line of business included within the Business as it may be conducted by the Company Group, and each city, county, state, country or other region included within the Restricted Area. The parties expressly agree that the character, duration, and geographical scope of the Covenants are reasonable in light of the circumstances as they exist on the date upon which the Agreement has been executed. However, should a determination be made by a court of competent jurisdiction that the character, duration, or geographical scope of the Covenants exceeds the limitations permitted by applicable law, then it is the intention and the agreement of the parties hereto that the Covenants shall be reformed or severed in such a manner as to impose only those restrictions that are permitted by applicable law. If, in any proceeding, a court shall refuse to enforce all of the separate covenants deemed included herein, it is expressly understood and agreed among the parties hereto that such unenforceable covenant(s) shall be deemed eliminated from the provisions hereof.

EXHIBIT B Country Addendum to Restricted Stock Unit Award Agreement The Estée Lauder Companies Inc. Amended and Restated Fiscal 2002 Share Incentive Plan (as of November 8, 2024) (the “Plan”) This Country Addendum includes additional terms and conditions that govern the Restricted Stock Units granted to the Participant if the Participant works and/or resides in one of the countries listed herein. Capitalized terms used but not defined herein shall have the same meanings ascribed to them in the Notice of Grant, the Agreement or the Plan. This Country Addendum also includes information regarding securities, exchange control, tax and certain other issues of which the Participant should be aware with respect to the Participant’s participation in the Plan. The information is based on the securities, exchange control, tax and other laws in effect as of January 2025. Such laws are often complex and change frequently. As a result, the Company strongly recommends that the Participant not rely on the information contained herein as the only source of information relating to the consequences of the Participant’s participation in the Plan because the information may be out of date at the time the Participant vests in the Restricted Stock Units or sells Shares acquired under the Plan. In addition, this Country Addendum is general in nature and may not apply to the Participant’s particular situation, and the Company is not in a position to assure the Participant of any particular result. Accordingly, the Participant should seek appropriate professional advice as to how the relevant laws in the Participant’s country apply to the Participant’s specific situation. If the Participant is a citizen or resident (or is considered as such for local tax purposes) of a country other than the one in which the Participant is currently residing and/or working, or if the Participant transfers employment and/or residency to another country after the grant of the Restricted Stock Units, the information contained herein may not be applicable to the Participant in the same manner. EUROPEAN UNION (“EU”) / EUROPEAN ECONOMIC AREA (“EEA”) / SWITZERLAND / THE UNITED KINGDOM Data Privacy. If the Participant resides and/or is employed in the EU / EEA, Switzerland or the United Kingdom, the following provision replaces Section 10 of the Agreement: The Company is located at 767 Fifth Avenue, New York, New York 10153, United States of America and grants Restricted Stock Units under the Plan to employees of the Company and its subsidiaries in its sole discretion. The Participant should review the following information about the Company’s data processing practices. (a) Data Collection, Processing and Usage. Pursuant to applicable data protection laws, the Participant is hereby notified that the Company collects, processes, and uses certain personally- identifiable information about the Participant; specifically, including the Participant’s name, home address, email address and telephone number, date of birth, social insurance/passport or other identification number (e.g., resident registration number), salary, citizenship, job title, any Shares or directorships held in the Company, and details of all Restricted Stock Units or any other equity compensation awards granted, cancelled, exercised, vested, or outstanding in the Participant’s favor, which the Company receives from the Participant or the Employer (“Personal Information”). In granting the Restricted Stock Units under the Plan, the Company will collect the Participant’s

Personal Information for purposes of allocating Shares and implementing, administering and managing the Plan. The Company’s legal basis for collecting, processing and using the Participant’s Personal Information will be the Company’s legitimate interest of managing the Plan and generally administering employee equity awards, the Company’s necessity to execute its contractual obligations under the Agreement and to comply with its legal obligations. The Participant’s refusal to provide Personal Information may affect the Participant’s ability to participate in the Plan. As such, by participating in the Plan, the Participant voluntarily acknowledges the collection, processing and use, of the Participant’s Personal Information as described herein. (b) Stock Plan Service Provider. The Company transfers Participant’s Personal Information E*TRADE Financial Corporate Services, Inc. and E*TRADE Securities LLC, an independent service provider based in the United States which assists the Company with the implementation, administration and management of the Plan (the “Stock Plan Service Provider”).In the future, the Company may select a different Stock Plan Service Provider and share the Participant’s Personal Information with another company that serves in a similar manner. The Stock Plan Service Provider will open an account for the Participant to receive and trade Shares acquired under the Plan. The Participant will be asked to agree on separate terms and data processing practices with the Stock Plan Service Provider, which is a condition to the Participant’s ability to participate in the Plan. (c) International Data Transfers. The Company and the Stock Plan Service Provider are based in the United States. The Participant should note that the Participant’s country of residence may have enacted data privacy laws that are different from the United States. The Company can only meet its contractual obligations to the Participant if the Participant’s Personal Information is transferred to the United States. The Company’s legal basis for the transfer of the Participant’s Personal Information to the United States is the performance of the Agreement. (d) Data Retention. The Company will use the Participant’s Personal Information only as long as is necessary to implement, administer and manage the Participant’s participation in the Plan or as required to comply with legal or regulatory obligations, including under tax and securities laws. When the Company no longer needs the Participant’s Personal Information, the Company will remove it from its systems. If the Company keeps the Participant’s Personal Information longer, it would be to satisfy legal or regulatory obligations and the Company’s legal basis would be for compliance with relevant laws or regulations. (e) Data Subjects Rights. The Participant may have a number of rights under data privacy laws in the Participant’s country of employment (and country of residence, if different). For example, the Participant’s rights may include the right to (i) request access or copies of Personal Information the Company processes pursuant to the Agreement, (ii) request rectification of incorrect Personal Information, (iii) request deletion of Personal Information, (iv) request restrictions on or object to the processing of Personal Information, (v) withdraw the Participant’s consent, and/or (vi) lodge complaints with competent authorities in the Participant’s country of employment (and country of residence, if different. To receive clarification regarding the Participant’s rights or to exercise the Participant’s privacy rights, the Participant should refer to their local ELC HR Privacy Policy, located on MYELC. (f) ARGENTINA Terms and Conditions Labor Law Acknowledgement. The following provision supplements Section 11 of the Agreement:

In accepting the Restricted Stock Units, the Participant acknowledges and agrees that the grant of Restricted Stock Units is made by the Company (not the Employer) in its sole discretion and that the value of the Restricted Stock Units or any Shares acquired under the Plan shall not constitute salary or wages for any purpose under Argentine labor law, including, but not limited to, the calculation of (i) any labor benefits including, without limitation, vacation pay, thirteenth salary, compensation in lieu of notice, annual bonus, disability, and leave of absence payments, etc., or (ii) any termination or severance indemnities or similar payments. If, notwithstanding the foregoing, any benefits under the Plan are considered as salary or wages for any purpose under Argentine labor law, the Participant acknowledges and agrees that such benefits shall not accrue more frequently than on the relevant vesting date(s). Notifications Securities Law Information. The Participant understands that neither the grant of the Restricted Stock Units nor the Shares issued pursuant to the Restricted Stock Units constitute a public offering as defined by the Law N° 17,811, or any other Argentine law. The grant of the Restricted Stock Units is a private placement and the underlying Shares are not listed on any stock exchange in Argentina. As such, the offering is not subject to the supervision of any Argentine governmental authority. Exchange Control Information. Exchange control regulations in Argentina are subject to frequent change. The Participant is solely responsible for complying with any and all Argentine currency exchange restrictions, approvals and reporting requirements in connection with the vesting and settlement of the Restricted Stock Units, the subsequent sale of any Shares acquired at vesting/settlement and the receipt of any dividends paid on such Shares. The Participant should consult with the Participant’s personal legal advisor regarding any exchange control obligations the Participant may have in connection with the Participant’s participation in the Plan. Foreign Asset/Account Reporting Information. If the Participant holds Shares as of December 31 of any year, the Participant is required to report the holding of such Shares on the Participant’s personal tax return for the relevant year. The Participant should consult with the Participant’s personal tax advisor to determine the Participant’s personal reporting obligations. AUSTRALIA Terms and Conditions Restricted Stock Units Conditioned on Satisfaction of Regulatory Obligations. If the Participant is (a) a director of a subsidiary of the Company incorporated in Australia, or (b) a person who is a management-level executive of a subsidiary of the Company incorporated in Australia and who also is a director of a subsidiary of the Company incorporated outside of Australia, the grant of the Restricted Stock Units is conditioned upon satisfaction of the shareholder approval provisions of section 200B of the Corporations Act 2001 (Cth) in Australia. Notifications Tax Information. The Plan is a plan to which Subdivision 83A-C of the Income Tax Assessment Act 1997 (Cth) (the “Act”) applies (subject to the conditions in that Act). Securities Law Information. The Participant understands that the grant of Restricted Stock Units under the Plan in Australia is being made under Division 1A Part 7.12 of the Corporations Act 2001

(Cth). Exchange Control Information. Exchange control reporting is required for cash transactions exceeding A$10,000 and international fund transfers of any amount. The Australian bank assisting with the transaction will file the report for the Participant. If there is no Australian bank involved in the transfer, the Participant will be responsible for filing the report. The Participant should consult with the Participant’s personal advisor(s) regarding any personal legal, regulatory or foreign exchange obligations the Participant may have in connection with the Participant’s participation in the Plan. AUSTRIA Terms and Conditions No country-specific provisions. Notifications Exchange Control Information. If the Participant holds securities (including Shares acquired under the Plan) or cash (including proceeds from the sale of Shares) outside Austria, the Participant will be required to report certain information to the Austrian National Bank if certain thresholds are exceeded. Specifically, if the Participant holds securities outside Austria, reporting requirements will apply if the value of such securities meets or exceeds €5,000,000 as of the end of any calendar quarter. Further, if the Participant holds cash in accounts outside Austria, monthly reporting requirements will apply if the aggregate transaction volume of such cash accounts meets or exceeds €10,000,000. These thresholds may be subject to change. The Participant should consult with the Participant’s personal advisor(s) regarding any personal legal, regulatory or foreign exchange obligations the Participant may have in connection with the Participant’s participation in the Plan. BELGIUM Terms and Conditions No country-specific provisions. Notifications Foreign Asset/Account Reporting Information. The Participant is required to report any securities (e.g., Shares acquired under the Plan) or bank accounts (including brokerage accounts) opened and maintained outside of Belgium on the Participant’s annual tax return. The Participant also will be required to complete a separate report, providing the National Bank of Belgium with details regarding any such account (including the account number, the name of the bank in which such account is held and the country in which such account is located). This report, as well as additional information on how to complete it, can be found on the website of the National Bank of Belgium, www.nbb.be, under Kredietcentrales / Centrales des crédits caption. The Participant should consult with the Participant’s personal advisor(s) regarding any personal foreign asset/foreign account tax obligations the Participant may have in connection with the Participant’s participation in the Plan. Stock Exchange Tax Information. A stock exchange tax applies to transactions executed by a Belgian resident through a non-Belgian financial intermediary, such as a U.S. broker (e.g., the Stock Plan Service Provider). The stock exchange tax will apply when Shares acquired pursuant to the

Restricted Stock Units are sold. The Participant should consult with a personal tax or financial advisor for additional details on the Participant’s obligations with respect to the stock exchange tax. Annual Securities Account Tax. An annual securities accounts tax may be payable if the total value of securities held in a Belgian or foreign securities account (e.g., Shares acquired under the Plan) exceeds a certain threshold on four reference dates within the relevant reporting period (i.e., December 31, March 31, June 30 and September 30). In such case, the tax will be due on the value of the qualifying securities held in such account. The Participant should consult with a personal tax or financial advisor for additional details on the Participant’s obligations with respect to the annual securities account tax. BULGARIA Terms and Conditions No country-specific provisions. Notifications Exchange Control Information. The Participant will be required to file statistical forms with the Bulgarian National Bank annually regarding the Participant’s receivables in bank accounts abroad, as well as securities held abroad (e.g., Shares acquired under the Plan) if the total sum of all such receivables and securities equals or exceeds a certain threshold. The reports are due by March 31. The Participant should consult with the Participant’s personal advisor(s) regarding any personal legal, regulatory or foreign exchange obligations the Participant may have in connection with the Participant’s participation in the Plan. CANADA Terms and Conditions Share Settlement Only. Notwithstanding any discretion in the Plan or anything to the contrary in the Agreement, the grant of the Restricted Stock Units does not provide the Participant any right to receive a cash payment and the Restricted Stock Units may be settled only in Shares. Forfeiture Upon Termination of Employment. The following provision supplements Section 4 of the Agreement: For the avoidance of doubt, unless explicitly required by applicable legislation, the date on which any termination of employment occurs shall not be extended by any notice period or period for which pay in lieu of notice or related damages or payments are provided or mandated under local law (including, but not limited to, statute, contract, regulatory law and/or common or civil law), and the Participant shall have no right to full or pro-rated vesting or compensation for lost vesting related to such periods. For greater clarity, the date on which a termination of employment occurs shall not be extended by any period of “garden leave”, paid administrative leave or similar period under local law. The Company shall have the exclusive discretion to determine when the Participant ceased to actively provide services to the Employer for the purposes of this Restricted Stock Unit (including, subject to statutory protections, whether the Participant may still be considered to be providing services while on an approved leave of absence). Unless the Company provides otherwise (1) termination of employment shall include instances in which the Participant is terminated and immediately rehired as an independent contractor, and (2) the spin-off, sale, or disposition of the Employer from the

Company or a subsidiary (whether by transfer of shares, assets or otherwise) such that the Employer no longer constitutes an subsidiary shall constitute a termination of employment. If, notwithstanding the foregoing, applicable employment legislation explicitly requires continued vesting during a statutory notice period, the Participant’s right to vest in the Restricted Stock Unit, if any, will terminate effective as of the last day of the minimum statutory notice period, but the Participant will not earn or be entitled to pro-rated vesting if the vesting date falls after the end of the Participant’s statutory notice period, nor will the Participant be entitled to any compensation for the lost vesting. The following provisions apply if the Participant is a resident of Quebec: French Language Documents. A French translation of this Agreement, the Plan and certain other documents related to the offer will be made available to the Participant as soon as reasonably practicable following the Participant’s written request. Notwithstanding the Language provision included in Section 21 of the Agreement, to the extent required by applicable law and unless the Participant indicates otherwise, the French translation of such documents will govern the Participant’s participation in the Plan. Documents en Langue Française Une traduction française du présent Contrat, du Plan et de certains autres documents liés à l’offre sera mise à la disposition du Participant dès que cela sera raisonnablement possible suite à la demande écrite du Participant. Nonobstant la disposition reprise ci-dessus dans la Section 21 du Contrat relative à la Langue, dans la mesure où la loi applicable l’exige et à moins que le Participant n’indique le contraire, la traduction française de ces documents régira la participation au Plan du Participant. Data Privacy. The following provision supplements Section 10 of the Agreement: The Participant hereby authorizes the Company and the Company’s representatives to discuss with and obtain all relevant information from all personnel, professional or not, involved in the administration and operation of the Participant’s awards under the Plan. The Participant further authorizes the Company, its subsidiaries and the Stock Plan Service Provider to disclose and discuss the Participant’s participation in the Plan with their respective advisors. The Participant further authorizes the Company and its subsidiaries to record such information and to keep such information in the Participant’s employee file. The Participant acknowledges that the Participant’s personal information, including any sensitive personal information, may be transferred or disclosed outside the province of Quebec, including to the U.S. If applicable, the Participant also acknowledges that the Company, its subsidiaries and the Stock Plan Service Provider may use technology for profiling purposes and to make automated decisions that may have an impact on the Participant or the administration of the Plan. Notifications Securities Law Information. The Participant is permitted to sell Shares acquired under the Plan through the Stock Plan Service Provider (or any other broker acceptable to the Company), provided the resale of Shares acquired under the Plan takes place outside of Canada through the facilities of a stock exchange on which the Shares are listed. The Shares are currently listed on the New York Stock Exchange under the trading symbol “EL”.

Foreign Asset/Account Reporting Information. Specified foreign property, including the Restricted Stock Units, Shares acquired under the Plan, and other rights to receive shares of a non- Canadian company held by a Canadian resident must generally be reported annually on a Form T1135 (Foreign Income Verification Statement) if the total cost of the foreign property exceeds C$100,000 at any time during the year. Thus, unvested Restricted Stock Units must be reported – generally at a nil cost – if the C$100,000 cost threshold is exceeded because the Participant holds other specified foreign property. When Shares are acquired, their cost generally is the adjusted cost base (“ACB”) of the Shares. The ACB would ordinarily equal the fair market value of the Shares at the time of acquisition, but if the Participant owns other shares of the Company, this ACB may need to be averaged with the ACB of the other shares. The Participant should consult with the Participant’s personal advisor(s) regarding any personal foreign asset/foreign account tax obligations the Participant may have in connection with the Participant’s participation in the Plan. CHILE Terms and Conditions No country-specific provisions. Notifications Securities Law Information. The grant of the Restricted Stock Units is not intended to be a public offering of securities in Chile but instead is intended to be a private placement. (a) The starting date of the offer will be the Grant Date (as defined in the Agreement), and this offer conforms to General Ruling No. 336 of the Chilean Commission of the Financial Market (“CMF”); (b) The offer deals with securities not registered in the Registry of Securities or in the Registry of Foreign Securities of the CMF, and therefore such securities are not subject to its oversight; (c) The Company is not obligated to provide public information in Chile regarding the Shares issuable under the Plan, as such securities are not registered with the CMF; and (d) The Shares shall not be subject to public offering in Chile as long as they are not registered with the corresponding registry of securities in Chile. Exchange Control Information. If the Participant is a resident of Chile, the Participant is not required to repatriate any proceeds obtained from the sale of Shares or the receipt of dividends to Chile. However, if the Participant is a resident of Chile and decides to repatriate proceeds from the sale of Shares or the receipt of dividends and the amount of the proceeds to be repatriated exceeds US$10,000, the Participant must effect such repatriation through the Formal Exchange Market. It is unnecessary to convert any repatriated funds into Chilean currency. Please note that exchange control regulations in Chile are subject to change. The Participant should consult with the Participant’s personal legal advisor regarding any exchange control obligations that the Participant may have prior to the vesting of the Restricted Stock Units. Foreign Asset/Account Reporting Information. The Chilean Internal Revenue Service (“CIRS”) requires all taxpayers to provide information annually regarding: (a) any taxes paid abroad which they will use as a credit against Chilean income taxes, and (b) the results of foreign investments. These annual reporting obligations must be complied with by submitting a sworn statement setting forth this information before July 1 of each year. The sworn statement disclosing this information (or Formularios) must be submitted electronically through the CIRS website, www.sii.cl, using Form 1929. CHINA Terms and Conditions The following provision applies if the Participant is subject to exchange control restrictions and regulations in the People’s Republic of China (“PRC”), including the requirements imposed by the PRC State Administration of Foreign Exchange (“SAFE”), as determined by the Company in its sole discretion: Settlement Notice. Notwithstanding anything to the contrary in the Plan or the Agreement, no Shares will be issued to the Participant in settlement of the Restricted Stock Units unless and until all necessary exchange control or other approvals with respect to the Restricted Stock Units under the Plan have been obtained from the SAFE or its local counterpart (“SAFE Approval”). In the event that SAFE Approval has not been obtained prior to any date(s) on which the Restricted Stock Units are scheduled to vest in accordance with the vesting schedule set forth in the Agreement, any Shares which are contemplated to be issued in settlement of such vested Restricted Stock Units shall be held by the Company in escrow on behalf of the Participant until SAFE Approval is obtained. Notifications Exchange Control Restrictions Applicable to Participants who are PRC Nationals. If the Participant is a local national of the PRC, the Participant understands and agrees that upon Restricted Stock Unit vesting the underlying Shares may be sold immediately or, at the Company’s discretion, at a later time. The Participant further agrees that the Company is authorized to instruct the Stock Plan Service Provider to assist with the mandatory sale of such Shares (on the Participant’s behalf pursuant to this authorization), and the Participant expressly authorizes the Stock Plan Service Provider to complete the sale of such Shares. If the Company changes the Stock Plan Service Provider, the Participant acknowledges and agrees that the Company may transfer any Shares issued under the Plan to the new designated brokerage firm, if necessary or advisable for legal or administrative reasons. The Participant agrees to sign any documentation necessary to facilitate the transfer of Shares. Further, the Participant acknowledges that the Stock Plan Service Provider is under no obligation to arrange for the sale of the Shares at any particular price. Upon the sale of the Shares, the Company agrees to pay the cash proceeds from the sale, less any brokerage fees or commissions, to the Participant in accordance with applicable exchange control laws and regulations and provided any liability for Tax-Related Items resulting from the vesting of the Restricted Stock Units has been satisfied. Due to fluctuations in the Share price and/or the U.S. Dollar exchange rate between the vesting date and (if later) the date on which the Shares are sold, the sale proceeds may be more or less than the fair market value of the Shares on the vesting date. The Participant understands and agrees that the Company is not responsible for the amount of any loss the Participant may incur and that the Company assumes no liability for any fluctuations in the Share price and/or U.S. Dollar exchange rate. The Participant understands and agrees that, due to exchange control laws in China, the Participant will be required to immediately repatriate to China the cash proceeds from the sale of any Shares acquired at vesting of the Restricted Stock Units and any dividends received in relation to the Shares.

The Participant further understands that, under local law, such repatriation of the cash proceeds may need to be effectuated through a special exchange control account to be approved by the local foreign exchange administration, and the Participant hereby consents and agrees that the proceeds from the sale of Shares acquired under the Plan and any dividends received in relation to the Shares may be transferred to such special account prior to being delivered to the Participant. The proceeds may be paid to the Participant in U.S. Dollars or local currency at the Company’s discretion (as of the Grant Date, the proceeds are paid to the Participant in local currency). In the event the proceeds are paid to the Participant in U.S. Dollars, the Participant understands that the Participant will be required to set up a U.S. Dollar bank account in China and provide the bank account details to the Employer and/or the Company so that the proceeds may be deposited into this account. If the proceeds are paid to the Participant in local currency, the Participant agrees to bear any currency fluctuation risk between the time the Shares are sold or dividends are paid and the time the proceeds are distributed to the Participant through any such special account. Exchange Control Information. Applicable to Participants in the PRC. If the Participant is a local national of the PRC, the Participant understands that exchange control restrictions may limit the Participant’s ability to access and/or convert funds received under the Plan, particularly if these amounts exceed US$50,000. The Participant should confirm the procedures and requirements for withdrawals and conversions of foreign currency with the Participant’s local bank prior to the vesting of the Restricted Stock Units/sale of Shares. The Participant agrees to comply with any other requirements that may be imposed by the Company in the future in order to facilitate compliance with exchange control requirements in the PRC. The Participant should consult with the Participant’s personal advisor(s) regarding any personal legal, regulatory or foreign exchange obligations the Participant may have in connection with the Participant’s participation in the Plan. Foreign Asset/Account Reporting Information. PRC residents are required to report to SAFE details of their foreign financial assets and liabilities, as well as details of any economic transactions conducted with non-PRC residents, either directly or through financial institutions. The Participant may be subject to reporting obligations for the Shares or awards acquired under the Plan and Plan- related transactions. The Participant should consult with the Participant’s personal advisor(s) regarding any personal foreign asset/foreign account tax obligations the Participant may have in connection with the Participant’s participation in the Plan. COLOMBIA Terms and Conditions Labor Law Acknowledgement. The following provision supplements Section 11 of the Agreement: The Participant acknowledges that pursuant to Article 128 of the Colombian Labor Code, the Plan, the Restricted Stock Units, the underlying Shares, and any other amounts or payments granted or realized from participation in the Plan do not constitute a component of the Participant’s “salary” for any purpose. To this extent, they will not be included and/or considered for purposes of calculating any and all labor benefits, such as legal/fringe benefits, vacations, indemnities, payroll taxes, social insurance contributions or any other labor-related amount which may be payable. Mandate Letter. In accepting the Restricted Stock Units, the Participant agrees that, if requested by the Company or the Employer, the Participant will execute a Mandate Letter or such other document (whether electronically or by such other method as requested by the Company or the Employer) that the Company determines is necessary or advisable in order to permit (a) the Participant to utilize a

“sell-to-cover” tax withholding method to satisfy the Participant’s obligations for Tax-Related Items, and (b) the proceeds from such sale to be wired directly from the Company to the Employer in Colombia for remittance to the local tax authorities. Notifications Securities Law Information. The Shares issuable under the Plan are not and will not be registered with the Colombian registry of publicly traded securities (Registro Nacional de Valores y Emisores), and therefore, the Shares cannot be offered to the public in Colombia. Nothing in the Agreement shall be construed as making a public offer of securities, or the promotion of financial products in Colombia. Exchange Control Information. Foreign investments (e.g., Shares acquired pursuant to the Plan) must be registered with the Central Bank of Colombia (Banco de la República). Upon the subsequent sale or other disposition of investments held abroad, the registration with the Central Bank must be canceled, the proceeds from the sale or other disposition of the Shares must be repatriated to Colombia and the appropriate Central Bank form must be filed (usually with the Participant’s local bank). The Participant acknowledges that the Participant personally is responsible for complying with Colombian exchange control requirements. The Participant should consult with the Participant’s personal advisor(s) regarding any personal legal, regulatory or foreign exchange obligations the Participant may have in connection with the Participant’s participation in the Plan. Foreign Asset/Account Reporting Information. An annual informative return must be filed with the Colombian Tax Office detailing any assets held abroad (including the Shares acquired under the Plan). If the individual value of any of these assets exceeds a certain threshold, each asset must be described (e.g., its nature and its value) and the jurisdiction in which it is located must be disclosed. The Participant acknowledges that the Participant personally is responsible for complying with this tax reporting requirement. The Participant should consult with the Participant’s personal advisor(s) regarding any personal foreign asset/foreign account tax obligations the Participant may have in connection with the Participant’s participation in the Plan. CZECH REPUBLIC Terms and Conditions No country-specific provisions. Notifications Exchange Control Information. Upon request of the Czech National Bank (the “CNB”), the Participant may need to report the following to the CNB: foreign direct investments, financial credits from abroad, investment in foreign securities and associated collection and payments (Shares and proceeds from the sale of the Shares may be included in this reporting requirement). Even in the absence of a request from the CNB, the Participant may need to report foreign direct investments with a value of CZK 2,500,000 or more in the aggregate or other foreign financial assets with a value of CZK 2,000,000,000 or more. Because exchange control regulations change frequently and without notice, the Participant should consult the Participant’s personal legal advisor prior to vesting of the Restricted Stock Units and the subsequent sale of Shares to ensure compliance with current regulations. The Participant is personally responsible for complying with local exchange control laws, and neither the Company nor any subsidiary of the Company will be liable for any resulting fines or penalties. The Participant should consult with the Participant’s personal advisor(s) regarding any personal legal, regulatory or foreign exchange obligations the Participant may have in connection with the Participant’s participation in the Plan. DENMARK Terms and Conditions Danish Stock Option Act. Notwithstanding anything in the Agreement to the contrary, the treatment of the Restricted Stock Units upon the Participant’s termination of employment with the Company or a subsidiary of the Company, as applicable, shall be governed by the Danish Stock Option Act (the “Act”), as in effect at the time of the Participant’s termination of employment (as determined by the Company in its discretion in consultation with legal counsel). By accepting the Restricted Stock Units, the Participant acknowledges that the Company has provided the Participant with the “Employer Statement,” as translated into Danish, as required under the Act and as attached hereto as Exhibit I. The Participant also acknowledges any grant of Restricted Stock Units under the Plan made on or after January 1, 2019, is subject to the rules of the amended Act. Accordingly, the Participant agrees that the treatment of Restricted Stock Units upon the Participant’s termination of employment is governed solely by Section 4 of the Agreement and any corresponding provisions in the Plan. The relevant termination provisions are also detailed in the Employer Statement. Please be aware that as set forth in Section 1 of the Act, the Act only applies to “employees” as that term is defined in Section 2 of the Act. If the Participant is a member of the registered management of a subsidiary of the Company incorporated in Denmark or otherwise does not satisfy the definition of employee, the Participant will not be subject to the Act and the Employer Statement will not apply to the Participant. Notifications Foreign Asset/Account Reporting Information. If Danish residents establish an account holding Shares or an account holding cash outside Denmark (e.g., the Participant’s brokerage account with the Stock Plan Service Provider), they must report the account to the Danish Tax Administration as part of their annual tax return under the section related to foreign affairs and income. The form which should be used in this respect can be obtained from a local bank. The Participant should consult with the Participant’s personal advisor(s) regarding any personal foreign asset/foreign account tax obligations the Participant may have in connection with the Participant’s participation in the Plan. FINLAND Terms and Conditions No country-specific provisions. Notifications Foreign Asset/Account Reporting Information. There are no specific reporting requirements with respect to foreign assets/accounts. However, the Participant should check the Participant’s pre- completed tax return to confirm that the ownership of any Shares acquired pursuant to the Plan and other securities (foreign or domestic) are correctly reported. If the Participant finds any errors or omissions, the Participant must make the necessary corrections electronically or by sending specific paper forms to the local tax authorities. The Participant should consult with the Participant’s personal advisor(s) regarding any personal foreign asset/foreign account tax obligations the Participant may have in connection with the Participant’s participation in the Plan. FRANCE Terms and Conditions Consent to Receive Information in English. By accepting the Restricted Stock Units, the Participant confirms having read and understood the Plan, the Grant Notice, the Agreement and this Country Addendum, including all terms and conditions included therein, which were provided in the English language. The Participant accepts the terms of those documents accordingly. Consentement à recevoir des informations en anglais. En acceptant les unités d’actions de performance, le participant confirme avoir lu et compris le plan, l’avis d’attribution, l’accord et le présent addenda pays, y compris tous les termes et conditions qui y sont inclus, qui ont été fournis en anglais. Le Participant accepte en conséquence les termes de ces documents. Notifications Non-Qualified Nature of Restricted Stock Units. The Restricted Stock Units granted under this Agreement are not intended to be “French-qualified” and are ineligible for specific tax and/or social security treatment in France under Sections L. 225-197-1 to L. 225-197-5 and Sections L. 22-10-59 to L. 22-10-60 of the French Commercial Code, as amended. Exchange Control Information. The value of any cash or securities imported to or exported from France without the use of a financial institution must be reported to the customs and excise authorities when the value of such cash or securities is equal to or greater than a certain amount (currently €10,000). The Participant should consult with the Participant’s personal advisor(s) regarding any personal legal, regulatory or foreign exchange obligations the Participant may have in connection with participation in the Plan. Foreign Asset/Account Reporting Information. French residents must report annually any shares and bank accounts held outside France, including the accounts that were opened, used and/or closed during the tax year, to the French tax authorities, on an annual basis on a special Form N° 3916, together with the Participant’s personal income tax return. Failure to report triggers a significant penalty. The Participant should consult with the Participant’s personal advisor(s) regarding any personal foreign asset/foreign account tax obligations the Participant may have in connection with participation in the Plan. GERMANY Terms and Conditions No country-specific provisions. Notifications Exchange Control Information. Cross-border payments in excess of €12,500 must be reported to the German Federal Bank (Bundesbank). If the Participant receives a cross-border payment in excess of this amount (e.g., proceeds from the sale of Shares acquired under the Plan) and/or if the Company withholds or sells Shares with a value in excess of €12,500 for any Tax-Related Items, the Participant must report the payment and/or the value of the Shares received and/or sold or withheld to the Bundesbank, either electronically using the “General Statistics Reporting Portal” (“Allgemeines Meldeportal Statistik”) available on the Bundesbank website (www.bundesbank.de) or via such other method (e.g., by email or telephone) as is permitted or required by Bundesbank. The report must be submitted monthly or within other such timing as is permitted or required by Bundesbank. The Participant should consult with the Participant’s personal advisor(s) regarding any personal legal, regulatory or foreign exchange obligations the Participant may have in connection with the Participant’s participation in the Plan. Foreign Asset/Account Reporting Information. German residents must notify their local tax office of the acquisition of Shares when they file their personal income tax returns for the relevant year if the value of the Shares acquired exceeds €150,000 or in the unlikely event that the resident holds Shares exceeding 10% of the Company’s total Shares outstanding. However, if the Shares are listed on a recognized U.S. stock exchange and the Participant owns less than 1% of the total Shares, this requirement will not apply even if Shares with a value exceeding €150,000 are acquired. The Participant should consult with the Participant’s personal advisor(s) regarding any personal foreign asset/foreign account tax obligations the Participant may have in connection with the Participant’s participation in the Plan. GREECE Terms and Conditions No country-specific provisions. Notifications No country-specific provisions. HONG KONG Terms and Conditions Share Settlement Only. Notwithstanding any discretion in the Plan or anything to the contrary in the Agreement, the grant of the Restricted Stock Units does not provide the Participant any right to receive a cash payment and the Restricted Stock Units may be settled only in Shares. Sale Restriction. Any Shares received upon the vesting of the Restricted Stock Units are accepted as a personal investment. In the event that the Restricted Stock Units vest and the Shares are issued to the Participant (or the Participant’s heirs) within six (6) months of the Grant Date, the Participant (or the Participant’s heirs) agrees that the Shares will not be offered to the public or otherwise disposed of prior to the six (6)-month anniversary of the Grant Date. Notifications Securities Law Information. WARNING: The contents of this document have not been reviewed by any regulatory authority in Hong Kong. The Participant is advised to exercise caution in relation to the offer. If the Participant is in any doubt about any of the contents of this document, the Participant should obtain independent professional advice. Neither the grant of the Restricted Stock Units nor the issuance of the Shares upon vesting of the Restricted Stock Units constitutes a public offering of securities under Hong Kong law and is available only to employees of the Company and its subsidiaries. The Agreement, including this Country Addendum, the Plan and other incidental communication materials distributed in connection with the Restricted Stock Units (i) have not been prepared in accordance with and are not intended to constitute a “prospectus” for a public offering of securities under the applicable securities legislation in Hong Kong and (ii) are intended only for the personal use of each eligible employee of the Company or its subsidiaries and may not be distributed to any other person. Nature of Scheme. The Company specifically intends that the Plan will not be treated as an occupational retirement scheme for purposes of the Occupational Retirement Schemes Ordinance (ORSO). To the extent any court, tribunal or legal/regulatory body in Hong Kong determines that the Plan constitutes an occupational retirement scheme for the purpose of ORSO, the grant of Restricted Stock Units shall be null and void. HUNGARY Terms and Conditions No country-specific provisions. Notifications No country-specific provisions. INDIA Terms and Conditions No country-specific provisions. Notifications Exchange Control Information. The Participant must repatriate any proceeds from the sale of the Shares and any cash dividends acquired under the Plan to India and convert the proceeds into local currency within a certain period from the time of receipt (90 days for sale proceeds and 180 days for dividend payments, or within such other period of time as may be required under applicable regulations and to convert the proceeds into local currency). The Participant will receive a foreign inward remittance certificate (“FIRC”) from the bank where the Participant deposits the foreign currency. The Participant should maintain the FIRC as evidence of the repatriation of funds in the event the Reserve Bank of India or the Employer requests proof of repatriation. Further, the Participant agrees to provide any information that may be required by the Company or the Employer to enable them to make any applicable filings they may have under exchange control laws in India. The Participant should consult with the Participant’s personal advisor(s) regarding any personal legal, regulatory or foreign exchange obligations the Participant may have in connection with participation in the Plan. Foreign Asset/Account Reporting Information. The Participant is required to declare the Participant’s foreign bank accounts and any foreign financial assets (including Shares held outside India) in the Participant’s annual tax return. The Participant is personally responsible for complying with local exchange control laws, and neither the Company nor any subsidiary of the Company will be liable for any resulting fines or penalties. The Participant should consult with the Participant’s personal advisor(s) regarding any personal legal, regulatory or foreign exchange obligations the Participant may have in connection with the Participant’s participation in the Plan. INDONESIA Terms and Conditions Language Consent. The following provisions replaces Section 21 of the Agreement: A translation of the documents relating to this grant into Bahasa Indonesia can be provided to Participant upon request to the Company’s Compensation department. By accepting the Restricted Stock Units, the Participant (a) confirms having read and understood the documents relating to the Restricted Stock Units (i.e., the Plan and the Agreement) which were provided in the English language, (b) accepts the terms of those documents accordingly, and (c) agrees not to challenge the validity of this document based on Law No. 24 of 2009 on National Flag, Language, Coat of Arms and National Anthem or the implementing Presidential Regulation (when issued). Terjemahan dokumen terkait hibah ini ke dalam Bahasa Indonesia dapat diberikan kepada Peserta berdasarkan permintaan ke departemen Kompensasi Perusahaan. Dengan menerima Unit Stok Terbatas, Peserta (a) mengonfirmasi telah membaca dan memahami dokumen terkait Unit Stok Terbatas (yaitu Rencana dan Perjanjian) yang disediakan dalam bahasa Inggris, (b) menerima ketentuan dari Unit Stok Terbatas tersebut dokumen yang sesuai, dan (c) setuju untuk tidak mempertanyakan keabsahan dokumen ini berdasarkan Undang-Undang Nomor 24 Tahun 2009 tentang Bendera Negara, Bahasa, Lambang dan Lagu Kebangsaan atau Peraturan Presiden pelaksanaannya (pada saat diterbitkan). Notifications Exchange Control Information. Indonesian residents repatriating funds (e.g., remittance of proceeds from the sale of Shares into Indonesia) into Indonesia, the Indonesian bank through which the transaction is made will submit a report of the transaction to the Bank of Indonesia. For transactions of US$10,000 or more (or its equivalent in other currency), a more detailed description of the transaction must be included in the report and the Participant may be required to provide information about the transaction to the bank in order to complete the transaction. For foreign currency transactions exceeding US$25,000, the underlying document of that transaction will have to be submitted to the relevant local bank. The Participant should consult with the Participant’s personal advisor(s) regarding any personal legal, regulatory or foreign exchange obligations the Participant may have in connection with the Participant’s participation in the Plan. Foreign Asset/Account Reporting Information. Indonesian residents must report worldwide assets (including foreign accounts and Shares acquired under the Plan) in their annual individual income tax return. The Participant should consult with the Participant’s personal advisor(s) regarding any personal foreign asset/foreign account tax obligations the Participant may have in connection with the Participant’s participation in the Plan. IRELAND Terms and Conditions No country-specific provisions.

Notifications Director Notification Obligation. Irish residents who may be a director, shadow director or secretary of a subsidiary of the Company incorporated in Ireland whose interest in the Company represents more than 1% of the Company’s voting share capital are required to notify such Irish subsidiary of the Company in writing within a certain time period. This notification requirement also applies with respect to the interests of a spouse or children under the age of 18 (whose interests will be attributed to the director, shadow director or secretary). ISRAEL Terms and Conditions Trust Arrangement. The Participant understands and agrees that the Restricted Stock Units awarded under the Agreement are awarded subject to and in accordance with the terms and conditions of the Plan and the trust agreement (the “Trust Agreement”) between the Company and the Company’s trustee appointed by the Company or its subsidiary incorporated in Israel (the “Trustee”). Type of Grant. The Restricted Stock Units are not intended to qualify for favorable tax treatment in Israel pursuant to the Income Tax Ordinance (New Version) – 1961 (“ITO”). By accepting the Restricted Stock Units, the Participant: (a) acknowledges receipt of and represents that the Participant has read and is familiar with the terms and provisions of the Agreement, the Plan and the Trust Agreement; (b) accepts the Restricted Stock Units subject to all of the terms and conditions of the Agreement, the Plan and the Trust Agreement; and (c) agrees that the Restricted Stock Units and/or any Shares issued in connection therewith, will be registered for the benefit of the Participant in the name of the Trustee in accordance with the provisions of the Trust Agreement. The Participant hereby undertakes to release the Trustee from any liability in respect of any action or decision duly taken and bona fide executed in relation to the Plan, or any Restricted Stock Units or the Shares granted thereunder. The Participant agrees to execute any and all documents which the Company or the Trustee may reasonably determine to be necessary in order to comply with the ITO. Electronic Delivery. The following provision supplements Section 9 of the Agreement: To the extent required pursuant to Israeli tax law and/or by the Trustee, the Participant consents and agrees to deliver hard-copy written notices and/or actual copies of any notices or confirmations provided by the Participant related to the Participant’s participation in the Plan. Data Privacy. The following provision supplements Section 10 of the Agreement: Without derogating from the scope of Section 10 of the Agreement, the Participant hereby explicitly consents to the transfer of Personal Information between the Company, the Trustee, and/or the Stock Plan Service Provider, including any requisite transfer of such Data outside of the Participant’s country of employment (and country of residence, if different) and further transfers thereafter as may be required to a broker or other third party. Notifications Securities Law Information. The grant of the Restricted Stock Units does not constitute a public offering under the Securities Law, 1968.

ITALY Terms and Conditions Plan Document Acknowledgement. In accepting the Restricted Stock Units, the Participant acknowledges that the Participant has (a) received a copy of the Plan, the Agreement and the Country Addendum, (b) reviewed the Plan, the Agreement and the Country Addendum in their entirety and fully understands and accepts all provisions of the Plan, the Agreement and the Country Addendum. The Participant further acknowledges that the Participant has read and specifically and expressly approves without limitation, the following Sections of the Agreement and Country Addendum:  Section 4 – Termination of Employment  Section 6 – Withholding Taxes  Section 8 – Effect of Employment  Section 11 – Discretionary Nature and Acceptance of Award  Section 13 – Governing Law  Section 17 – Recoupment  Section 23 – Imposition of Other Requirements  Section 25 – Legal and Tax Compliance; Cooperation  Country Addendum – Data Privacy (for EU Countries) Notifications Foreign Asset/Account Reporting Information. To the extent that the Participant holds investments abroad or foreign financial assets that may generate taxable income in Italy (such as the Shares acquired under the Plan) during the calendar year, the Participant is required to report them on the Participant’s annual tax return (UNICO Form, RW Schedule), or on a special form if no tax return is due and pay the foreign financial assets tax. The tax is assessed at the end of the calendar year or on the last day the shares are held (in such case, or when the shares are acquired during the course of the year, the tax is levied in proportion to the number of days the shares are held over the calendar year). No tax payment duties arise if the amount of the foreign financial assets tax calculated on all financial assets held abroad does not exceed a certain threshold. Foreign Asset Tax. The value of any Shares (and other financial assets) held outside Italy by individuals resident of Italy may be subject to a foreign asset tax. The taxable amount will be the fair market value of the financial assets (e.g., Shares) assessed at the end of the calendar year. The value of financial assets held abroad must be reported in Form RM of the annual return. The Participant should consult with the Participant’s personal advisor(s) regarding any personal foreign asset/foreign account tax obligations the Participant may have in connection with the Participant’s participation in the Plan. JAPAN

Terms and Conditions No country-specific provisions. Notifications Exchange Control Information. If the Participant acquires Shares valued at more than ¥100,000,000 in a single transaction, the Participant must file a Securities Acquisition Report with the Ministry of Finance through the Bank of Japan within 20 days of the acquisition of the Shares. The Participant should consult with the Participant’s personal advisor(s) regarding any personal legal, regulatory or foreign exchange obligations the Participant may have in connection with the Participant’s participation in the Plan. Foreign Asset/Account Reporting Information. The Participant will be required to report details of any assets held outside Japan as of December 31st to the extent such assets have a total net fair market value exceeding ¥50,000,000 (including any Shares acquired pursuant to the Plan). This report is due by March 15 each year. The Participant should consult with the Participant’s personal tax advisor as to whether the reporting obligation applies to the Participant and whether the requirement extends to any outstanding Restricted Stock Units or Shares acquired under the Plan. KAZAKHSTAN Terms and Conditions No country-specific provisions. Notifications Securities Law Information. The grant of the Restricted Stock Units is addressed only to certain eligible employees of the Company and its subsidiaries in the form of Shares to be issued by the Company, which as of the date hereof are listed on the New York Stock Exchange. Neither the Plan, the Agreement or the Country Addendum has been approved, nor do they need to be approved, by the National Bank of Kazakhstan. This offer is intended only for the original recipient and is not for general circulation in the Republic of Kazakhstan. Exchange Control Information. If the Participant is a resident of Kazakhstan, the Participant is personally required to notify the National Bank of Kazakhstan when the Participant acquires Shares pursuant to the Plan if the value of such Shares exceeds US$100,000. The Participant should consult with the Participant’s personal advisor(s) regarding any personal legal, regulatory or foreign exchange obligations the Participant may have in connection with the Participant’s participation in the Plan. KOREA (REPUBLIC OF) Terms and Conditions No country-specific provisions. Notifications Exchange Control Information. Korean residents who sell Shares acquired under the Plan and/or receive cash dividends on the Shares may have to file a report with a Korean foreign exchange bank, provided the proceeds are in excess of US$5,000 (per transaction) and deposited into a non-Korean bank account. A report may not be required if proceeds are deposited into a non-Korean brokerage account. The Participant is personally responsible for complying with local exchange control laws, and neither the Company nor any subsidiary of the Company will be liable for any resulting fines or penalties. The Participant should consult with the Participant’s personal advisor(s) regarding any personal legal, regulatory or foreign exchange obligations the Participant may have in connection with the Participant’s participation in the Plan. Foreign Asset/Account Reporting Information. Korean residents must declare all foreign financial accounts (e.g., non-Korean bank accounts, brokerage accounts) to the Korean tax authority and file a report with respect to such accounts in June of the following year if the monthly balance of such accounts exceeds KRW 500 million (or an equivalent amount in foreign currency) on any month-end date during a calendar year. The Participant should consult with the Participant’s personal tax advisor to determine the Participant’s personal reporting obligations. MALAYSIA Terms and Conditions No country-specific provisions. Notifications Director Notification. If the Participant is a director of a subsidiary or other related company incorporated in Malaysia, the Participant is subject to certain notification requirements under the Malaysian Companies Act, 2016. Among these requirements is an obligation to notify the Malaysian subsidiary in writing when the Participant receives an interest (e.g., Restricted Stock Units, Shares) in the Company or any related subsidiaries. In addition, the Participant must notify the Malaysian subsidiary when the Participant sells Shares of the Company or any related company (including when the Participant sells Shares acquired under the Plan). These notifications must be made within fourteen (14) days of acquiring or disposing of any interest in the Company or any related company. MEXICO Terms and Conditions Labor Law Acknowledgement. The following provision supplements Section 11 of the Agreement. By accepting the Restricted Stock Units, the Participant acknowledges that the Participant understands and agrees that: (a) the Restricted Stock Units are not related to the salary and other contractual benefits granted to the Participant by the Employer; and (b) any modification of the Plan or its termination shall not constitute a change or impairment of the terms and conditions of employment. Al aceptar las Unidades de acciones restringidas, el Participante reconoce que comprende y acepta que: (a) las Unidades de acciones restringidas no están relacionadas con el salario y otros beneficios contractuales otorgados al Participante por el Empleador; y (b) cualquier modificación del Plan o su terminación no constituirá un cambio o deterioro de los términos y condiciones de empleo. Policy Statement. The grant of the Restricted Stock Units the Company is making under the Plan is unilateral and discretionary and, therefore, the Company reserves the absolute right to amend the Plan and discontinue it at any time without any liability. The Company, with registered offices at 767 Fifth Avenue, New York, New York 10153, United States of America, is solely responsible for the operation and administration of the Plan. Participation in the Plan and the acquisition of Shares under the Plan does not, in any way establish an employment relationship between the Participant and the Company since the Participant is participating in the Plan on a wholly commercial basis and the Participant’s sole employer is the subsidiary of the Company incorporated in Mexico employing the Participant, as applicable, nor does it establish any rights between the Participant and the Employer. Declaración de política. La concesión de las Unidades de Acciones Restringidas que la Compañía está realizando bajo el Plan es unilateral y discrecional y, por lo tanto, la Compañía se reserva el derecho absoluto de modificar el Plan y discontinuarlo en cualquier momento sin responsabilidad alguna. La Compañía, con domicilio social en 767 Fifth Avenue, Nueva York, Nueva York 10153, Estados Unidos de América, es la única responsable de la operación y administración del Plan. La participación en el Plan y la adquisición de Acciones bajo el Plan no establece, de ninguna manera, una relación laboral entre el Participante y la Compañía ya que el Participante participa en el Plan sobre una base totalmente comercial y el único empleador del Participante es la subsidiaria de la Compañía constituida en México que emplea al Participante, según corresponda, ni establece derecho alguno entre el Participante y el Empleador. Plan Document Acknowledgment. By participating in the Plan, Participant acknowledges that the Participant has received copies of the Plan and the Agreement, has reviewed the Plan and the Agreement in their entirety and fully understands and accept all provisions of the Plan and the Agreement. In addition, by participating in the Plan, the Participant further acknowledges that the Participant has read and specifically and expressly approves the terms and conditions in Section 11 of the Agreement, in which the following is clearly described and established: (i) participation in the Plan does not constitute an acquired right; (ii) the Plan and participation in the Plan is offered by the Company on a wholly discretionary basis; (iii) participation in the Plan is voluntary; and (iv) the Company and its subsidiaries are not responsible for any decrease in the value of the Shares underlying the Restricted Stock Units. Finally, the Participant hereby declares that the Participant does not reserve any action or right to bring any claim against the Company for any compensation or damages as a result of participation in the Plan and therefore grants a full and broad release to the Employer and the Company and its subsidiaries with respect to any claim that may arise under the Plan. Reconocimiento del documento del plan. Al participar en el Plan, el Participante reconoce que ha recibido copias del Plan y el Acuerdo, ha revisado el Plan y el Acuerdo en su totalidad y comprende y acepta plenamente todas las disposiciones del Plan y el Acuerdo. Además, al participar en el Plan, el Participante reconoce además que ha leído y aprueba específica y expresamente los términos y condiciones de la Sección 11 del Acuerdo, en el que se describe y establece claramente lo siguiente: (i) la participación en el Plan El Plan no constituye un derecho adquirido; (ii) la Compañía ofrece el Plan y la participación en el Plan de forma totalmente discrecional; (iii) la participación en el Plan es voluntaria; y (iv) la Compañía y sus subsidiarias no son responsables de ninguna disminución en el valor de las Acciones subyacentes a las Unidades de Acciones Restringidas.

Finalmente, el Participante por la presente declara que no se reserva ninguna acción o derecho de presentar ningún reclamo contra la Compañía por cualquier compensación o daño como resultado de la participación en el Plan y, por lo tanto, otorga una liberación completa y amplia al Empleador y a la Compañía. y sus subsidiarias con respecto a cualquier reclamo que pueda surgir bajo el Plan. Notifications Securities Law Information. The Restricted Stock Units granted, and any Shares acquired, under the Plan have not been registered with the National Register of Securities maintained by the Mexican National Banking and Securities Commission and cannot be offered or sold publicly in Mexico. In addition, the Plan, Agreement and any other document relating to the Restricted Stock Units may not be publicly distributed in Mexico. These materials are addressed to the Participant because of the Participant’s existing relationship with the Company and these materials should not be reproduced or copied in any form. The offer contained in these materials does not constitute a public offering of securities, but rather a private placement of securities addressed specifically to certain employees of the Company and its subsidiaries and are made in accordance with the provisions of the Mexican Securities Market Law. Any rights under such offering shall not be assigned or transferred. NETHERLANDS Terms and Conditions No country-specific provisions. Notifications No country-specific provisions. NEW ZEALAND Terms and Conditions No country-specific provisions. Notifications Securities Law Information. WARNING: The Participant is being offered an award of Restricted Stock Units which allows the Participant to acquire Shares in accordance with the terms of the Plan and the Agreement. The Shares, if issued, give the Participant a stake in the ownership of the Company. The Participant may receive a return if dividends are paid. If the Company runs into financial difficulties and is wound up, the Participant will be paid only after all creditors have been paid. The Participant may lose some or all of the Participant’s investment. New Zealand law normally requires people who offer financial products to give information to investors before they invest. This information is designed to help investors to make an informed decision. The usual rules do not apply to this offer because it is made under an employee share scheme (i.e., the Plan). As a result, the Participant may not be given all information typically provided to potential investors. The Participant will also have fewer other legal protections for this investment. The Participant should ask questions, read all documents carefully, and seek independent financial advice before committing himself or herself. The Shares are listed on the New York Stock Exchange (“NYSE”) under the trading symbol “EL.” This means that, if the Participant acquires Shares under the Plan, the Participant may be able to sell the Participant’s investment on the NYSE if there are interested buyers. The Participant may receive less than the Participant’s investment in the Shares. The price will depend on the demand for the Shares. A copy of the Company’s most recent financial statements (and, where applicable, a copy of the auditor’s report on those financial statements), as well as information on risk factors impacting the Company’s business that may affect the value of the Shares, are included in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. These documents have been filed with the U.S. Securities and Exchange Commission and are available to the Participant free of charge online at www.sec.gov or on the Company’s “Investor Relations” website at https://www.elcompanies.com/en/investors. NORWAY Terms and Conditions No country-specific provisions. Notifications Exchange Control Information. In general, Norwegian residents should not be subject to any foreign exchange requirements in connection with their acquisition or sale of Shares acquired pursuant to the Plan, except normal reporting requirements to the Norwegian Currency Registry. If any transfer of funds into or out of Norway is made through a Norwegian bank, the bank will make the registration. The Participant should consult with the Participant’s personal advisor(s) regarding any personal legal, regulatory or foreign exchange obligations the Participant may have in connection with the Participant’s participation in the Plan. Foreign Asset/Account Reporting Information. Norwegian residents may be subject to foreign asset reporting as part of their ordinary tax return. Norwegian banks, financial institutions, limited companies etc. must report certain information to the Tax Administration. Such information may then be pre-completed in a Norwegian resident’s tax return. However, if the resident has traded, or is the owner of, financial instruments (e.g., Shares) not pre-completed in the tax return, the Norwegian resident personally must enter this information in Form RF-1159, which is an appendix to the tax return. The Participant should consult with the Participant’s personal advisor(s) regarding any personal foreign asset/foreign account tax obligations the Participant may have in connection with the Participant’s participation in the Plan. PANAMA Terms and Conditions No country-specific provisions. Notifications Securities Law Information. The Restricted Stock Units and any Shares underlying the Restricted

Stock Units do not constitute a public offering of securities within Panama, and are not subject to the protections established by the Panamanian securities laws. PERU Terms and Conditions Nature of the Grant. The following provision supplements Section 11 of the Agreement: The Restricted Stock Units are being granted ex gratia to the Participant by the Company as an incentive to reward the Participant for the Participant’s contributions to the Company. Notifications Securities Law Information. The grant of the Restricted Stock Units under the Plan is considered a private offering in Peru and accordingly, is not subject to registration in Peru. For more information concerning the grant of the Restricted Stock Units, please refer to the Plan, the Agreement, and any other grant documents made available to the Participant by the Company. For more information regarding the Company, please refer to the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q available at www.sec.gov or on the Company’s “Investor Relations” website at https://www.elcompanies.com/en/investors. PHILIPPINES Terms and Conditions Necessary Approvals. The Restricted Stock Units and the Shares underlying the Restricted Stock Units may be subject to certain securities approval/confirmation requirements in the Philippines with the Philippine Securities and Exchange Commission. Notwithstanding any provision of the Plan or the Agreement to the contrary, if the Company has not obtained, or does not maintain, the necessary securities approval/confirmation, the Participant will not vest in the Restricted Stock Units and no Shares will be issued under the Plan. The Restricted Stock Units shall vest and Shares shall be issued only if and when all necessary securities approvals/confirmations have been obtained and are maintained. Notifications Securities Law Information. The Participant will be unable to acquire Shares upon vesting and settlement of the Restricted Stock Units unless the vesting/issuance of Shares complies with all applicable laws and regulations as determined by the Company. The Company assumes no liability if the Participant’s Restricted Stock Units cannot be vested and will not provide the Participant with any benefits/compensation in lieu of the Restricted Stock Units. If the Participant acquires Shares upon vesting and settlement of the Restricted Stock Units, the Participant is permitted to dispose of or sell such Shares, provided the offer and resale of the Shares takes place outside of the Philippines through the facilities of a stock exchange on which the Shares are listed. The Shares are listed on the New York Stock Exchange (“NYSE”) under the trading symbol “EL.” POLAND

Terms and Conditions No country-specific provisions. Notifications Foreign Asset/Account Reporting Information. Polish residents holding foreign securities (e.g., Shares) and/or maintaining accounts abroad are obligated to file quarterly reports with the National Bank of Poland incorporating information on transactions and balances of the securities and cash deposited in such accounts if the value of such securities and cash (when combined with all other assets held abroad) exceeds PLN 7,000,000. The Participant should consult with the Participant’s personal advisor(s) regarding any personal foreign asset/foreign account tax obligations the Participant may have in connection with the Participant’s participation in the Plan. Exchange Control Information. Polish residents are also required to transfer funds through a bank account in Poland if the transferred amount in any single transaction exceeds a specified threshold (currently EUR 15,000). Polish residents are required to store documents connected with foreign exchange transactions for a period of five years from the date the exchange transaction was made. The Participant should consult with the Participant’s personal advisor(s) regarding any personal legal, regulatory or foreign exchange obligations the Participant may have in connection with the Participant’s participation in the Plan. PORTUGAL Terms and Conditions Consent to Receive Information in English. By accepting the Restricted Stock Units, the Participant confirms having read and understood the Plan, the Grant Notice, the Agreement and the Country Addendum, including all terms and conditions included therein, which were provided in the English language. The Participant accepts the terms of those documents accordingly. Consentimento para receber informações em inglês. Ao aceitar as Unidades de Ações Restritas, o Participante confirma ter lido e compreendido o Plano, o Aviso de Outorga, o Contrato e o Adendo do País, incluindo todos os termos e condições neles incluídos, que foram fornecidos no idioma inglês. O Participante aceita os termos desses documentos em conformidade. Notifications Exchange Control Information. If the Participant is a Portuguese resident and holds Shares after vesting of the Restricted Stock Units, the acquisition of the Shares should be reported to the Banco de Portugal for statistical purposes. If the Shares are deposited with a commercial bank or financial intermediary in Portugal, such bank or financial intermediary will submit the report on the Participant’s behalf. If the Shares are not deposited with a commercial bank or financial intermediary in Portugal, the Participant will be personally responsible for submitting the report to the Banco de Portugal, unless the Participant engages a Portuguese financial intermediary to file the reports on the Participant’s behalf. The Participant should consult with the Participant’s personal advisor(s) regarding any personal legal, regulatory or foreign exchange obligations the Participant may have in connection with the Participant’s participation in the Plan. ROMANIA

Terms and Conditions Consent to Receive Information in English. By accepting the Restricted Stock Units, the Participant confirms having read and understood the Plan, the Grant Notice, the Agreement and the Country Addendum, including all terms and conditions included therein, which were provided in the English language. The Participant accepts the terms of those documents accordingly. Consimțământ pentru a primi informații în limba engleză. Prin acceptarea unităților de stoc restricționate, Participantul confirmă că a citit și a înțeles Planul, Notificarea de Grant, Acordul și Addendumul de țară, inclusiv toți termenii și condițiile incluse în acestea, care au fost furnizate în limba engleză. Participantul acceptă termenii acelor documente în consecință. Notifications Exchange Control Information. The Participant is not required to seek special authorization from the National Bank of Romania in order to open or maintain a foreign bank account. However, if the Participant remits foreign currency into Romania (e.g., proceeds from the sale of Shares), the Participant may be required to provide the Romanian bank through which the foreign currency is transferred with appropriate documentation. The Participant should consult with the Participant’s personal advisor(s) regarding any personal legal, regulatory or foreign exchange obligations Participant may have in connection with the Participant’s participation in the Plan. RUSSIA Terms and Conditions Labor Law Acknowledgement. The Participant understands that if the Participant continues to hold the Shares acquired under the Plan after an involuntary termination of employment, the Participant will be ineligible to receive unemployment benefits in Russia. U.S. Transaction. Any Shares issued upon vesting of the Restricted Stock Units shall be delivered to the Participant through a brokerage account with the Stock Plan Service Provider established in the United States. The Participant may hold the Shares in the Participant’s brokerage account in the United States; however, in no event will the Shares issued to the Participant and/or share certificates or other instruments be delivered to the Participant in Russia. The Participant is not permitted to make any public advertising or announcements regarding the Restricted Stock Units or Shares in Russia, or promote these Shares to other Russian legal entities or individuals, and the Participant is not permitted to sell Shares acquired upon vesting of the Restricted Stock Units directly to other Russian legal entities or residents. The Participant is permitted to sell Shares only on the New York Stock Exchange and only through the Stock Plan Service Provider. Notifications Securities Law Information. The Participant acknowledges that the grant of the Restricted Stock Units, the Agreement, the Plan and all other materials the Participant may receive regarding participation in the Plan do not constitute advertising or an offering of securities in Russia, and the Participant’s acceptance of the Restricted Stock Units results in an agreement between the Company and Participant that is completed in the United States and is governed by the laws of the State of New York. The Shares to be issued under the Plan have not and will not be registered in Russia, nor will they be admitted for listing on any Russian exchange for trading within Russia. Thus, the Shares described in any Plan documents may not be offered or placed in public circulation in Russia. In no event will the Shares to be issued under the Plan be delivered to the Participant in Russia. All the Shares acquired under the Plan will be maintained on behalf of the Participant outside of Russia. The Participant will not be permitted to sell or otherwise transfer the Shares directly to a Russian legal entity or resident. Exchange Control Information. The Participant may be required to repatriate cash proceeds from the Participant’s participation in the Plan (e.g., cash dividends, proceeds from the sale of Shares) as soon as the Participant intends to use those cash amounts for any purpose, including reinvestment. If the repatriation requirement applies, such funds must initially be credited to the Participant through a foreign currency account at an authorized bank in Russia. After the funds are initially received in Russia, they may be further remitted to other accounts, including ones at foreign banks, in accordance with Russian exchange control laws. As of 17 April 2020, the repatriation requirement may not apply with respect to cash amounts received in an account that is considered by the Central Bank of Russia to be a foreign brokerage account opened with a financial market institution other than a bank. Statutory exceptions to the repatriation requirement also may apply. The Participant should consult with the Participant’s personal advisor(s) regarding any personal legal, regulatory or foreign exchange obligations the Participant may have in connection with the Participant’s participation in the Plan. Foreign Asset/Account Reporting Information. The Participant is required to report the opening, closing or change of details of any foreign bank account to Russian tax authorities within one (1) month of opening, closing or change of details of such account. The Participant is also required to report (a) the beginning and ending balances in such a foreign bank account each year, and (b) transactions related to such a foreign account during the year to the Russian tax authorities, on or before June 1 of the following year. The Russian tax authorities may require supporting documents related to transactions in such foreign bank accounts. The Participant is also required to report the Participant’s foreign brokerage accounts and foreign accounts with other financial institutions (financial market organizations). Certain specific exceptions from the reporting requirements may apply. The Participant should consult with the Participant’s personal advisor(s) regarding any personal foreign asset/foreign account tax obligations the Participant may have in connection with the Participant’s participation in the Plan. Anti-Corruption Legislation Information. Individuals holding public office in Russia, as well as their spouses and dependent children, may be prohibited from opening or maintaining a foreign brokerage or bank account and holding any securities, whether acquired directly or indirectly, in a foreign company (including the Shares acquired under the Plan). The Participant should consult with the Participant’s personal legal advisor to determine whether this restriction applies to the Participant’s circumstances. SAUDI ARABIA Terms and Conditions No country-specific provisions. Notifications Securities Law Information. This document may not be distributed in the Kingdom except to such persons as are permitted under the Rules of the Offers of Securities and Continuing Obligations issued by the Capital Market Authority. The Capital Market Authority does not make any representation as to the accuracy or completeness of this document, and expressly disclaims any liability whatsoever for any loss arising from, or incurred in reliance upon, any part of this document. Prospective purchasers of the securities offered hereby should conduct their own due diligence on the accuracy of the information relating to the securities. If the Participant does not understand the contents of this document, the Participant should consult an authorized financial adviser. SINGAPORE Terms and Conditions No country-specific provisions. Notifications Securities Law Information. The grant of the Restricted Stock Units is being made pursuant to the “Qualifying Person” exemption” under Section 273(1)(f) of the Securities and Futures Act (Chapter 289, 2006 Ed.) (“SFA”) and is not made to Participant with a view to the underlying Shares being subsequently offered for sale to any other party. The Plan has not been, and will not be, lodged or registered as a prospectus with the Monetary Authority of Singapore. The Participant should note that the Restricted Stock Units are subject to Section 257 of the SFA and the Participant should not make (i) any subsequent sale of the Shares in Singapore or (ii) any offer of such subsequent sale of the Shares subject to the Restricted Stock Units in Singapore, unless such sale or offer is made after six (6) months from the Grant Date or pursuant to the exemptions under Part XIII Division 1 Subdivision (4) (other than section 280) of the SFA. The Shares are currently traded on the New York Stock Exchange, which is located outside of Singapore, under the ticker symbol “EL” and the Shares acquired under the Plan may be sold through this exchange. Director Notification Requirement. If the Participant is a director, associate director, or shadow director of a subsidiary of the Company incorporated in Singapore, the Participant is subject to certain notification requirements under the Singapore Companies Act, regardless of whether the Participant is resident or employed in Singapore. Among these requirements is an obligation to notify the Singapore subsidiary in writing when the Participant receives an interest (e.g., Restricted Stock Units, Shares, etc.) in the Company or any related company. In addition, the Participant must notify the Singapore subsidiary when the Participant sells the Shares of the Company or any related company (including when the Participant sells the Shares acquired under the Plan). These notifications must be made within two (2) business days of (i) its acquisition or disposal, (ii) any change in a previously disclosed interest (e.g., upon vesting of the Restricted Stock Units or when Shares acquired under the Plan are subsequently sold), or (iii) becoming a director. SLOVAK REPUBLIC Terms and Conditions No country-specific provisions. Notifications No country-specific provisions. SOUTH AFRICA

Terms and Conditions Tax Obligations. The following provision supplements Section 6 of the Agreement: By accepting the Restricted Stock Units, the Participant agrees to immediately notify the Employer of the amount of any gain realized upon vesting of the Restricted Stock Units. If the Participant fails to advise the Employer of the gain realized at vesting, the Participant may be liable for a fine. The Participant will be responsible for paying any difference between the actual tax liability and the amount of tax withheld by the Company or Employer. Notifications Securities Law Information. The grant of the Restricted Stock Units and the Shares issued pursuant to the vesting of Restricted Stock Units are considered a small offering under Section 96 of the South Africa Companies Act, 2008 (Act No. 71 of 2008). Exchange Control Information. The Restricted Stock Units may be subject to exchange control regulations in South Africa. In particular, if the Participant is a South African resident for exchange control purposes, the Participant is required to obtain approval from the South African Reserve Bank for payments (including payments of proceeds from the sale of the Shares) that the Participant receives into accounts based outside of South Africa (e.g., a U.S. brokerage account with the Stock Plan Service Provider). Because exchange control regulations are subject to change, the Participant should consult with the Participant’s personal advisor to ensure compliance with current regulations. The Participant is responsible for ensuring compliance with all exchange control laws in South Africa. SWEDEN Terms and Conditions Tax Obligations. The following provision supplements Section 6 of the Agreement: Without limiting the Company’s and the Employer’s authority to satisfy their withholding obligations for Tax-Related Items as set forth in Section 6 of the Agreement, in accepting the Restricted Stock Units, the Participant authorizes the Company and/or the Employer to withhold Shares or to sell Shares otherwise deliverable to the Participant upon vesting/settlement to satisfy Tax-Related Items, regardless of whether the Company and/or the Employer have an obligation to withhold such Tax- Related Items. Notifications No country-specific provisions. SWITZERLAND Terms and Conditions No country-specific provisions. Notifications Securities Law Information. Neither this document nor any other materials relating to the Restricted

Stock Units (a) constitutes a prospectus according to articles 35 et seq. of the Swiss Federal Act on Financial Services (“FinSA”), (b) may be publicly distributed nor otherwise made publicly available in Switzerland to any person other than an employee of the Company or (c) has been or will be filed with, approved or supervised by any Swiss reviewing body according to article 51 of FinSA or any Swiss regulatory authority, including the Swiss Financial Market Supervisory Authority (FINMA). TAIWAN Terms and Conditions No country-specific provisions. Notifications Securities Law Information. The offer of participation in the Plan is available only for employees of the Company and its subsidiaries. The offer of participation in the Plan is not a public offer of securities by a Taiwanese company. Exchange Control Information. If the Participant is a resident of Taiwan, the Participant may acquire foreign currency, and remit the same out of or into Taiwan, up to US$5,000,000 per year without justification. If the transaction amount is TWD$500,000 or more in a single transaction, the Participant must submit a Foreign Exchange Transaction Form to the remitting bank. If the transaction amount is US$500,000 or more in a single transaction, the Participant may be required to provide additional supporting documentation to the satisfaction of the remitting bank. The Participant should consult with the Participant’s personal advisor(s) regarding any personal legal, regulatory or foreign exchange obligations the Participant may have in connection with the Participant’s participation in the Plan. THAILAND Terms and Conditions No country-specific provisions. Notifications Exchange Control Information. Thai residents receiving funds in connection with the Plan (e.g., dividends or sale proceeds) with a value equal to or greater than US$1,000,000 per transaction are required to repatriate the funds to Thailand immediately following the receipt of the funds and to then either convert such repatriated funds into Thai Baht or deposit the funds into a foreign currency account opened with any commercial bank in Thailand acting as the authorized agent within 360 days of repatriation. The Participant is also required to inform the authorized agent of the details of the foreign currency transaction, including the Participant’s identification information and the purpose of the transaction. If the Participant does not comply with this obligation, the Participant may be subject to penalties assessed by the Bank of Thailand. Because exchange control regulations change frequently and without notice, the Participant should consult a legal advisor before selling Shares to ensure compliance with current regulations. The Participant is personally responsible for complying with local exchange control laws, and neither the Company nor any subsidiary of the Company will be liable for any resulting fines or penalties. The Participant should consult with the Participant’s personal advisor(s) regarding any personal legal, regulatory or foreign exchange obligations the Participant may have in connection with the Participant’s participation in the Plan. TURKIYE Terms and Conditions No country-specific provisions. Notifications Securities Law Information. Under Turkish law, the Participant is not permitted to sell the Shares acquired under the Plan in Türkiye. The Shares are currently traded on the New York Stock Exchange under the ticker symbol “EL” and the Shares may be sold through this exchange. Exchange Control Information. In certain circumstances, Turkish residents are permitted to sell the Shares traded on a non-Turkish stock exchange only through a financial intermediary licensed in Türkiye. Therefore, Turkish residents may be required to appoint a Turkish broker to assist with the sale of the Shares acquired under the Plan. The Participant should consult the Participant’s personal legal advisor before selling any Shares acquired under the Plan to confirm the applicability of this requirement. UKRAINE Terms and Conditions No country-specific provisions. Notifications No country-specific provisions. UNITED ARAB EMIRATES Terms and Conditions No country-specific provisions. Notifications Securities Law Information. The Agreement, the Plan, and other incidental communication materials related to the Restricted Stock Units are intended for distribution only to employees of the Company and its subsidiaries for the purposes of an incentive scheme. The Emirates Securities and Commodities Authority and Central Bank have no responsibility for reviewing or verifying any documents in connection this statement. Neither the Ministry of Economy nor the Dubai Department of Economic Development have approved this statement nor taken steps to verify the information set out in it, and have no responsibility for it. The securities to which this statement relates may be illiquid and/or subject to restrictions on their resale. Prospective purchasers of the securities offered should conduct their own due diligence on the securities. If the Participant does not understand the contents of the Agreement, the Country Addendum, or the Plan, the Participant should obtain independent professional advice.

UNITED KINGDOM Terms and Conditions No country-specific provisions. Notifications Withholding Taxes. The following provision supplements Section 6 of the Agreement: Without limitation to Section 6 of the Agreement, the Participant hereby agrees that the Participant is liable for all Tax-Related Items and hereby covenants to pay all such Tax-Related Items, as and when requested by the Company, or if different, the Employer, or by HM Revenue & Customs (“HMRC”) (or any other tax authority or any other relevant authority). The Participant also hereby agrees to indemnify and keep indemnified the Company and, if different, the Employer, against any Tax-Related Items that they are required to pay or withhold, or have paid or will pay to HMRC (or any other tax authority or any other relevant authority) on the Participant’s behalf. Notwithstanding the foregoing, if the Participant is a director or executive officer of the Company (within the meaning of Section 13(k) of the Exchange Act), the Participant may not be able to indemnify the Company or the Employer for the amount of any income tax not collected from or paid by the Participant, as it may be considered a loan. In this case, the amount of any uncollected amounts may constitute a benefit to the Participant on which additional income tax and National Insurance Contributions may be payable. The Participant will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for paying the Company or the Employer for the value of any National Insurance Contributions due on this additional benefit, which the Company or the Employer may recover by any of the means referred to in Section 6 of the Agreement. VIETNAM Terms and Conditions The following provision applies if the Participant is subject to exchange control restrictions and regulations in the The Socialist Republic of VietNam (“VietNam”), including the requirements imposed by the State Bank of Vietnam (“SBV”), as determined by the Company in its sole discretion: Settlement Notice. Notwithstanding anything to the contrary in the Plan or the Agreement, no Shares will be issued to the Participant in settlement of the Restricted Stock Units unless and until all necessary exchange control or other approvals with respect to the Restricted Stock Units under the Plan have been obtained from the SBV or its local counterpart (“SBV Approval”). In the event that SBV Approval has not been obtained prior to any date(s) on which the Restricted Stock Units are scheduled to vest in accordance with the vesting schedule set forth in the Agreement, any Shares which are contemplated to be issued in settlement of such vested Restricted Stock Units shall be held by the Company in escrow on behalf of the Participant until SBV Approval is obtained. Notifications No country-specific provisions. **********************************

Exhibit I THE ESTÉE LAUDER COMPANIES INC. AMENDED AND RESTATED FISCAL 2002 SHARE INCENTIVE PLAN (AS OF NOVEMBER 8, 2024) EMPLOYER STATEMENT FOR DENMARK Pursuant to Section 3(1) of the Danish Act on Stock Options in employment relations, as amended effective January 1, 2019 (the “Act”), you are entitled to receive the following information regarding the Restricted Stock Units (“Restricted Stock Units”) granted to you by The Estée Lauder Companies Inc. (the “Company”) in a separate written statement. This statement generally contains only the information required to be mentioned under the Act while the other terms and conditions of your Restricted Stock Units are described in detail in The Estée Lauder Companies Inc. Amended and Restated Fiscal 2002 Share Incentive Plan (as of November 8, 2024) (the “Plan”) and in the Restricted Stock Unit Agreement, which have been provided to you. In the event of a conflict between a provision contained in this Employer Statement and provisions contained in the Plan or the Restricted Stock Unit Agreement, this Employer Statement shall prevail. Grant Date The Grant Date of your Restricted Stock Units is the date the Compensation Committee of the Company’s Board of Directors (the “Committee”) approved your grant and determined it would be effective. The Grant Date of your Restricted Stock Units is reflected in the “Notice of Grant”. Terms and Conditions of the Restricted Stock Unit Grant Employees and directors of the Company and its subsidiaries are eligible to participate in the Plan. Restricted Stock Units under the Plan are offered at the sole discretion of the Company’s board of directors (the “Board”). The purpose of the Plan is to provide incentives which will attract, retain, motivate and reward highly competent officers, directors and key employees of the Company and its subsidiaries by providing them opportunities to acquire shares of the Class A common stock, par value $0.01 per share, of the Company (“Shares”) or to receive monetary payments based on the value of such Shares. Additionally, the Plan is intended to assist in further aligning the interests of the officers, directors and key employees of the Company and its subsidiaries to those of its other stockholders of the Company. The Committee may decide, in its sole discretion, not to grant Restricted Stock Units to you in the future. Under the terms of the Plan, you have no entitlement or claim to receive future grants of Restricted Stock Units. Vesting of Restricted Stock Units Generally, your Restricted Stock Units will vest in accordance with the Vesting Schedule reflected in the Notice of Grant. The vesting may accelerate upon death or disability or in certain other circumstances, as provided in the Restricted Stock Unit Agreement. Upon vesting, the Company will issue or transfer to you Shares (or the cash equivalent) equal to one Share per each Restricted Stock Unit. Exercise Price You are not required to pay an exercise price for the Shares you may acquire pursuant to your Restricted Stock Units. Your Rights Upon Termination of Your Employment The treatment of your Restricted Stock Units upon termination of employment will be determined according to the terms contained in the Plan and the Restricted Stock Unit Agreement, which are summarized as follows:

Death: If your employment with the Company or relevant subsidiary terminates by reason of your death, any unvested Restricted Stock Units will become vested on the date of your death. Retirement: If your employment with the Company terminates for reasons other than for “cause” (as defined in the Restricted Stock Unit Award Agreement) and you are 55 and have completed (ten) 10 years of service or are 65 and have completed five (5) years of service, your Restricted Stock Units will continue to vest in accordance with the Vesting Schedule reflected in your Notice of Grant. Disability: If you become totally and permanently disabled (as determined under the Company’s long-term disability program, or an affiliate or a successor plan or program of similar purpose, your Restricted Stock Units will continue to vest in accordance with the Vesting Schedule reflected in your Notice of Grant. Termination Without Cause: If your employment is terminated by the Company or relevant subsidiary without “cause” (as defined in the Restricted Stock Unit Agreement), a portion of the unvested Restricted Stock Units will become vested in accordance with the provisions of the Restricted Stock Unit Agreement and the remaining portion of unvested Restricted Stock Units will be forfeited. Resignation: If your employment with the Company or one of its subsidiaries terminates by reason of your voluntary resignation (for reasons other than retirement or disability), any unvested Restricted Stock Units will be forfeited. Termination With Cause: If your employment is terminated by the Company or relevant subsidiary with “cause” (as defined in the Restricted Stock Unit Agreement), any unvested Restricted Stock Units will be forfeited. Financial Aspects of Participating in the Plan The grant of the Restricted Stock Units has no immediate financial consequences for you, other than with respect to the applicable tax. The value of the Restricted Stock Units and any Shares subject or issued pursuant to the Restricted Stock Units are not taken into account when calculating holiday allowances, pension contributions or other statutory consideration calculated on the basis of salary. Shares are financial instruments and investing in stock will always have financial risk. The future value of the Shares is unknown and cannot be predicted with certainty. The Estée Lauder Companies Inc. 767 Fifth Avenue New York, New York 10153 United States of America

ESTÉE LAUDER COMPANIES INC. ÆNDRET OG OMSTILLET REGNSKABSPLAN 2002 AKTIEINCITAMENT (FREM 8. NOVEMBER 2024) ARBEJDSGIVER UDTALELSE FOR DANMARK I henhold til § 3(1) i den danske lov om aktieoptioner i ansættelsesforhold, som ændret med virkning fra 1. januar 2019 (“loven”), er du berettiget til at modtage følgende oplysninger vedrørende de Restricted Stock Units (“Restricted Stock Units”) tildelt dig af The Estée Lauder Companies Inc. (den “Særskilte skriftlige erklæring”). Denne erklæring indeholder generelt kun de oplysninger, der kræves nævnt i henhold til loven, mens de øvrige vilkår og betingelser for dine Restricted Stock Units er beskrevet detaljeret i The Estée Lauder Companies Inc. Amended and Retated Fiscal 2002 Share Incentive Plan (fra 8. november 2024) (“Planen”) og i Restricted Stock Unit Agreement, som er blevet leveret til dig. I tilfælde af en konflikt mellem en bestemmelse indeholdt i denne arbejdsgivererklæring og bestemmelser indeholdt i planen eller aftalen om begrænset lagerbeholdning, har denne arbejdsgivererklæring forrang. Bevillingsdato Tildelingsdatoen for dine begrænsede aktieandele er den dato, hvor kompensationsudvalget i selskabets bestyrelse (“udvalget”) godkendte dit tilskud og besluttede, at det ville være effektivt. Tildelingsdatoen for dine begrænsede aktier er afspejlet i “Meddelelsen om tildeling”. Vilkår og betingelser for den begrænsede aktieenhedstilskud Ansatte og direktører i virksomheden og dets datterselskaber er berettiget til at deltage i planen. Begrænsede Aktieenheder under Planen tilbydes efter Selskabets bestyrelses eget skøn (“Bestyrelsen”). Formålet med planen er at give incitamenter, som vil tiltrække, fastholde, motivere og belønne yderst kompetente medarbejdere, direktører og nøglemedarbejdere i Selskabet og dets datterselskaber ved at give dem mulighed for at erhverve aktier i klasse A- aktierne, pålydende $0,01 pr. Derudover er planen beregnet til at hjælpe med yderligere at afstemme interesserne for direktører, direktører og nøglemedarbejdere i selskabet og dets datterselskaber til dets andre aktionærers interesser i selskabet. Komiteen kan efter eget skøn beslutte ikke at tildele dig begrænsede aktier i fremtiden. I henhold til planens vilkår har du ingen ret til eller krav på at modtage fremtidige tildelinger af begrænsede aktier. Optjening af Restricted Stock Units Generelt vil dine begrænsede aktier optjenes i overensstemmelse med optjeningsskemaet, der er afspejlet i meddelelsen om tildeling. Optjening kan accelerere ved død eller invaliditet eller under visse andre omstændigheder, som fastsat i Restricted Stock Unit Agreement. Ved optjening vil Selskabet udstede eller overføre Aktier til dig (eller det tilsvarende beløb) svarende til én Aktie pr. hver Begrænset Aktieenhed. Udøvelsespris Du er ikke forpligtet til at betale en udnyttelsespris for de Aktier, du måtte erhverve i henhold til dine Begrænsede Aktieenheder. Dine rettigheder ved opsigelse af din ansættelse Behandlingen af dine Restricted Stock Units ved ophør af ansættelsen vil blive bestemt i overensstemmelse med vilkårene indeholdt i Planen og Restricted Stock Unit Agreement, som er opsummeret som følger: Dødsfald: Hvis dit ansættelsesforhold hos virksomheden eller det relevante datterselskab ophører på grund af din død, vil alle uoptjente begrænsede aktier blive optjent på datoen for din død. Pensionering: Hvis din ansættelse hos virksomheden ophører af grunde, der ikke er årsag (som defineret i Restricted

Stock Unit Award Agreement), og du år og har gennemført ti (10) års ansættelse, eller er 65 år og har gennemført fem (5) års ansættelse, vil dine Restricted Stock Units fortsat optjenes i overensstemmelse med optjeningsskemaet, der er afspejlet i din meddelelse om bevilling. Handicap: Hvis du bliver totalt og permanent invalideret (som bestemt i henhold til virksomhedens langsigtede handicapprogram, eller en affilieret eller en efterfølgerplan eller et program med lignende formål, vil dine Begrænsede Aktieenheder fortsat optjenes i overensstemmelse med Optjeningsplanen, der er afspejlet i din Meddelelse om tildeling. Opsigelse uden årsag: Hvis din ansættelse opsiges af virksomheden eller det relevante datterselskab uden “årsag” (som defineret i aftalen om begrænsede aktieandele), vil en del af de uoptjente begrænsede aktieandele blive optjent i overensstemmelse med bestemmelserne i aftalen om begrænsede aktieandele, og den resterende del af uoptjente begrænsede aktieandele vil blive fortabt. Fratræden: Hvis dit ansættelsesforhold hos virksomheden eller et af dets datterselskaber opsiges på grund af din frivillige fratræden (af andre årsager end pensionering eller invaliditet), fortabes alle uoptjente Restricted Stock Units. Opsigelse med årsag: Hvis din ansættelse opsiges af virksomheden eller det relevante datterselskab med “årsag” (som defineret i aftalen om begrænsede aktier), fortabes alle uoptjente begrænsede aktier. Økonomiske aspekter ved at deltage i planen Tildelingen af Restricted Stock Units har ingen umiddelbare økonomiske konsekvenser for dig, bortset fra med hensyn til den gældende skat. Ved beregning af feriegodtgørelser, pensionsbidrag eller andre lovbestemte vederlag beregnet på grundlag af løn tages der ikke hensyn til værdien af Bundne Aktieandele og eventuelle Aktier, der er omfattet eller udstedt i henhold til Bundne Aktieandele. Aktier er finansielle instrumenter, og investering i aktier vil altid have en økonomisk risiko. Den fremtidige værdi af Aktierne er ukendt og kan ikke forudsiges med sikkerhed. The Estée Lauder Companies Inc. 767 Fifth Avenue New York, New York 10153 United States of America

NOTICE OF GRANT UNDER THE ESTÉE LAUDER COMPANIES INC. AMENDED AND RESTATED FISCAL 2002 SHARE INCENTIVE PLAN (as of November 8, 2024 (the “Plan”)) This Notice of Grant is incorporated by reference into the Restricted Stock Unit Award Agreement dated as of [DATE] (the “Agreement”) and made a part thereof. This is to confirm that you were awarded a grant of Restricted Stock Units representing the right upon vesting of such units to receive shares of Class A Common Stock (the “Shares”) of The Estée Lauder Companies Inc. (the “Company”). This award was made in recognition of the significant contributions you have made as a key employee of the Company, and to motivate you to achieve future successes by aligning your interests more closely with those of our stockholders. This Restricted Stock Unit award is granted under and governed by the terms and conditions of the Plan and the Agreement made a part hereof. The Agreement and the U.S. prospectus for the Plan are being made available to you electronically via the web portal of E*TRADE Financial Corporate Service, Inc. and E*TRADE Securities LLC (the “Stock Plan Service Provider”). Please carefully read these documents and keep them for future reference. The specific terms of your award are as follows: Participant: [Name] Employee Number: [#] Number of Restricted Stock Units: [#] Grant Date: [Date] Grant Plan: The Estée Lauder Companies Inc. Amended and Restated Fiscal 2002 Share Incentive Plan (as of November 8, 2024) Vesting Commencement Date: [Date] Vesting Period: The Vesting Commencement Date through and including the applicable date set forth in the Vesting Schedule Vesting Schedule: Subject to Participant’s continuous employment, this Restricted Stock Unit grant shall vest as to the number of Shares set forth below: Shares Vesting Date Questions regarding the Share Incentive Plan can be directed to the equity team at [XXX]. If you wish to accept this grant, please sign this Notice of Grant and return by e-mail immediately to [XXX]. The undersigned hereby accepts, and agrees to, all terms and provisions of the Agreement, including those contained in this Notice of Grant. By Date .’ Sign and Return this Notice of Grant Immediately!